UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04665

Commonwealth International Series Trust

(Exact name of registrant as specified in charter)

791 Town & Country Blvd.

Houston, TX 77024-3925

(Address of principal executive offices) (Zip code)

CT Corporation System

155 Federal Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 345-1898

Date of fiscal year end: October 31

Date of reporting period: October 31, 2022

Item 1. Reports to Stockholders.

(a)

Commonwealth International
Series Trust
791 Town & Country Blvd., Suite 250
Houston, TX 77024-3925
888-345-1898
www.commonwealthfunds.com

INVESTMENT ADVISOR
FCA Corp
791 Town & Country Blvd., Suite 250
Houston, TX 77024-3925

DISTRIBUTOR
Ultimus Fund Distributors, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

TRANSFER AGENT & ADMINISTRATOR
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

CUSTODIAN BANK
Fifth Third Bank N.A.
Fifth Third Center
38 Fountain Square Plaza
Cincinnati, OH 45263

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
BBD, LLP
1835 Market Street, 3rd Floor
Philadelphia, PA 19103

LEGAL COUNSEL
Practus, LLP
11300 Tomahawk Creek Parkway, Suite 310
Leawood, KS 66211

This report is intended for the shareholders of the family of funds of the Commonwealth International Series Trust. It may not be distributed to prospective investors unless it is preceded or accompanied by the Funds’ current Prospectus. A Prospectus may be obtained at www.commonwealthfunds.com or from the principal underwriter of the Funds or your broker.

Distributed by Ultimus Fund Distributors, LLC Member FINRA/SIPC

Commonwealth-AR-22

Commonwealth Australia/New Zealand Fund Africa Fund Commonwealth Japan Fund Commonwealth Global Fund Commonwealth Real Estate Securities Fund ANNUAL REPORT October 31, 2022

Table of Contents

Shareholder Letter	1

Performance Overview

Commonwealth Australia/New Zealand Fund	5
Africa Fund	7
Commonwealth Japan Fund	10
Commonwealth Global Fund	13
Commonwealth Real Estate Securities Fund	15

Portfolio Composition	17

Schedules of Investments	19

Statements of Assets and Liabilities	29

Statements of Operations	30

Statements of Changes in Net Assets	32

Financial Highlights	34

Notes to Financial Statements	39

Report of Independent Registered Public Accounting Firm	51

Additional Information	52

Liquidity Risk Management Program	54

Trustees and Officers	56

Notice of Privacy Policy & Practices	58

Commonwealth Australia/New Zealand Fund (CNZLX)

Africa Fund (CAFRX)

Commonwealth Japan Fund (CNJFX)

Commonwealth Global Fund (CNGLX)

Commonwealth Real Estate Securities Fund (CNREX)

www.commonwealthfunds.com

Dear Fellow Shareholders:

We are pleased to present the enclosed annual report for the twelve-months ended October 31, 2022 of the Commonwealth International Series Trust on behalf of its separate series: Commonwealth Australia/New Zealand Fund, Commonwealth Japan Fund, Commonwealth Global Fund, Commonwealth Real Estate Securities Fund and Africa Fund (each a “Fund” and together the “Funds”).

The global economy continues to face steep challenges, shaped in part by the lingering effects of three powerful forces: the Russian invasion of Ukraine, persistent and broadening inflation pressures, and the slowdown in China.

Russia’s invasion of Ukraine continues to be a destabilizing factor on the global economy. Beyond the escalating and senseless destruction of lives and livelihoods, it has led to a severe energy crisis in Europe that is hampering economic activity. Gas prices in Europe have increased more than four-fold since 2021, with Russia significantly reducing gas deliveries to Europe, raising the prospect of energy shortages over the next winter and beyond. More broadly, the conflict has also pushed up food prices on world markets, causing hardship for low-income households worldwide, and especially in low-income countries.

Persistent and broadening inflation pressures have triggered a rapid and synchronized tightening of monetary conditions, alongside a powerful appreciation of the U.S. dollar against most other currencies. Tighter global monetary and financial conditions are expected to work their way through the economy, weighing demand down and helping to gradually subjugate inflation. So far, however, price pressures are proving quite stubborn and a major source of concern for policymakers. While global inflation may peak in the near-term, we expect it to remain elevated for longer than previously expected.

In China, the frequent lockdowns under its zero Covid policy have taken a toll on the economy. Furthermore, the property sector, representing about one-fifth of the economic activity in China, is rapidly weakening. Given the size of China’s economy and its importance for global supply chains, this is likely to weigh heavily on global trade and activity.

Downside risks to the outlook remain elevated, while policy trade-offs to address inflation have become acutely challenging. The risk of monetary, fiscal, or financial policy miscalibration has risen sharply at a time when the world economy remains historically fragile and financial markets are showing signs of stress. These challenges do not imply that a large downturn is inevitable. In many countries, including the United States, the United Kingdom, and in Europe, labor markets remain tight, with historically low unemployment rates and high levels of job openings.

ANNUAL REPORT 2022

Each of the Funds has exposure to international investments, with three of the Funds (Commonwealth Australia/New Zealand Fund, Commonwealth Japan Fund and Africa Fund) having most of their respective investments in international markets, while the Commonwealth Global Fund has around one-half of its investments in international markets, and the Commonwealth Real Estate Securities Fund has around one-fifth.

While we cannot forecast with precision how economic or geopolitical events will unfold, we have confidence that a long-term investment program remains essential. FCA Corp’s in-depth fundamental research, active investing and risk management strategies can serve investors well through challenging domestic and international markets.

Our investment theme includes that our shareholders may select the Funds for their individual attributes and the targeted markets they are designed to invest in. In many cases this could be an asset allocation decision by our shareholders. We continue to offer these differential characteristics among our Funds coupled with a fundamental based approach to investment selections.

As we begin on our 32nd year as the investment advisor to the Funds, we would like to thank you as shareholders for your support and continued interest in the Commonwealth family of funds.

Robert W. Scharar	Wesley R. Yuhnke
President and Portfolio Manager	Assistant Portfolio Manager
Commonwealth International Series Trust	Commonwealth International Series Trust

The views in the above discussion, along with discussion included under the “Performance Overview” for each Fund below, were those of the Funds’ investment advisor as of the date set forth above and may not reflect its views on the date this annual report is first published or anytime thereafter. These views are intended to assist shareholders in understanding their investment in the Funds and the performance of the Funds during the period covered by this report and do not constitute investment advice.

THE PERFORMANCE INFORMATION QUOTED IN THIS ANNUAL REPORT REPRESENTS PAST PERFORMANCE AND PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR’S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. AN INVESTOR SHOULD CONSIDER THE FUND’S INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE FUND’S PROSPECTUS CONTAINS THIS AND OTHER IMPORTANT INFORMATION. FOR INFORMATION ON THE FUND’S EXPENSE RATIO, PLEASE SEE THE FINANCIAL HIGHLIGHTS TABLE FOUND WITHIN THIS REPORT. TO OBTAIN A PROSPECTUS AND OTHER INFORMATION ABOUT THE FUNDS, PLEASE VISIT WWW.COMMONWEALTHFUNDS.COM OR CALL 888-345-1898. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

ANNUAL REPORT 2022

Questions and Answers

To help shareholders better understand key attributes of the mutual funds (each a “Fund” and collectively the “Funds”) comprising the Commonwealth International Series Trust and their operations, the following Question and Answer section is provided.

Who is the Advisor?

The Funds’ investment advisor is FCA Corp (“FCA”). FCA is an investment advisor that is registered with the U.S. Securities and Exchange Commission and has its principal place of business located at 791 Town & Country Blvd., Suite 250, Houston, Texas 77024-3925. The firm was founded in 1975 and maintains a global perspective on the equity and fixed income marketplaces.

Why is investing outside the U.S. important?

The Funds invest in companies outside the United States because FCA believes there are significant investment opportunities in select foreign markets. In our view, U.S. investors benefit from the diversification that having investments outside the United States can provide. International investing offers exposure to more companies and other nations’ economies, currencies, and growth prospects. Nearly half of the value of equity markets is outside the United States. The growth experienced by many of these foreign economies appears to be attractive. FCA believes that, for a U.S. investor, allocation of a portion of the investor’s portfolio to international securities can provide the potential for less risk and can achieve a more consistent long-term performance in the investor’s overall portfolio.

How has international investing changed over the last decade?

International markets now comprise a significant portion of all equity value worldwide. As markets have blended through global commerce, capital has flowed from country to country following investment opportunities. Developed markets and emerging markets both require capital investments to provide the goods and services that their consumers need. During the last decade in particular, accounting and economic statistical information has become more uniform and thus more dependable. The trend appears to be in place for continued development of these distant countries and their markets. Their demand for investment capital outside the U.S. continues, which provides opportunities for diversification and growth. The Funds seek to be participants in these opportunities.

What are some of the factors influencing a Fund’s portfolio turnover?

Each Fund generally invests in equity securities with a long-term view. The Funds’ portfolio securities are evaluated on their long-term prospects. A particular Fund may experience higher or lower turnover ratios in certain years. Factors influencing portfolio turnover include, but are not limited to the following: rebalancing portfolio securities to take advantage of long-term opportunities and/or to reallocate between fixed income and equity securities; investing new subscriptions; or selling securities to cover redemptions. Higher levels of portfolio activity by a Fund will result in higher transaction costs and/or more realized gains or losses, the impact of which is borne by the Fund’s shareholders. The turnover of a portfolio is not predictable because managers do not know when the portfolio transactions will occur. Under most circumstances, it is desirable to limit transactions because of the costs associated with trading, currency conversions, and custody fees, although these are generally not the determining factors.

ANNUAL REPORT 2022

How can the size of the Fund impact the Funds’ expense ratio?

Achieving each Fund’s objective with a portfolio comprised of international securities is historically more expensive than managing a portfolio comprised of domestic securities. Research of foreign markets, trading in different currencies, custody of assets, accurate evaluations of holdings, income tax, securities regulatory compliance, and generally overall communications are all known to be more expensive when managing these types of portfolios. Additionally, as with almost every mutual fund, size has an impact on the expense ratio of Funds. Typically, larger mutual funds can have lower expense ratios as there is an increased opportunity to spread out fixed and partially-fixed costs necessary to operate such mutual funds over a larger asset base. Generally, mutual fund expenses, including those of the Funds, are allocated on a daily basis among all shareholders. In addition, as portfolio assets increase, it is self-evident that fixed costs as a percentage of the assets managed generally decline. The Financial Highlights section of the accompanying financial statements provides supplemental data that includes current and historic expense information, and where applicable, the advisor’s waiver of fees or voluntary expense reimbursements to help reduce these costs.

ANNUAL REPORT 2022

PERFORMANCE OVERVIEW – October 31, 2022 (Unaudited)
COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND

The Commonwealth Australia/New Zealand Fund’s net asset value (NAV) as of October 31, 2022 was $11.34 per share compared to $17.17 per share on October 31, 2021. For the twelve-month period covered by this Annual Report, the Commonwealth Australia/New Zealand Fund returned -29.37%. This return figure includes the $1.03 per share distribution made in December 2021. In presenting comparative performance numbers on the Fund versus indexes, it is important to note that investment decisions for the Fund are based upon fundamental research and not designed to track a specific index. Further, our investments in cash and cash equivalents within the Fund could distort comparisons with indexes that do not make such investments. To present various aspects of the marketplace return, we provide two indexes for consideration. During the twelve-month period, the NZX 50 Index returned -29.64% and the Australian All Ordinaries Index returned -16.62%. These indexes are unmanaged, expressed in terms of U.S. dollars and do not reflect the deduction of fees associated with ownership of a mutual fund, such as investment management and fund accounting fees, nor do they reflect the deduction of taxes associated with ownership of a mutual fund.

From our view, the long-term goal of owning the Australia/New Zealand Fund is to benefit from the ownership of companies domiciled and operating in both countries. Therefore, both countries are continuously represented in ownership. History shows that the returns of the respective marketplaces can vary significantly from one another. Rarely would the markets for each county perform the same. Nonetheless, the overriding goal of long-term diversified ownership seeks to be maintained.

There are other considerations that impacted performance during the period covered by this year’s report:

-	The 18.9% decline of the New Zealand dollar versus the U.S. dollar had a predictably negative effect on the Fund’s returns.

-	The 15.0% decline of the Australian dollar versus the U.S. dollar had a predictably negative effect on the Fund’s returns.

-	The Fund’s holdings in the following securities had the largest positive impact on the Fund’s performance: APA Group, Brambles Ltd., Federated Hermes Government Obligations Money Market Fund, Senex Energy Ltd., and Coronado Global Resources.

-	The Fund’s holdings in the following securities had the largest negative impact on the Fund’s performance: South Port New Zealand Ltd., Pacific Edge Ltd., Mainfreight Ltd., Briscoe Group Ltd., and Freightways Ltd.

Investment Risks

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including high-grade fixed income securities. The net asset values per share of a Fund will fluctuate as the value of these securities in the portfolio changes.

The Fund’s expenses, as with any mutual fund, detract from the Fund’s performance. The Fund’s asset levels have a direct effect on the expense indirectly paid by shareholders. To the extent the Fund’s assets decline and the expenses of the Fund rise or do not decrease proportionately, performance will be negatively impacted.

International investing involves increased risk and volatility. An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability. Because the Fund invests primarily in the securities of, and depositary receipts represented by Australian and New Zealand issuers, the Fund is particularly susceptible to any economic, political, or regulatory developments affecting a particular issuer of those countries.

By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather change in the value of their investments.

Investors should refer to the Fund’s Prospectus for a more complete description of risks associated with investing in the Fund.

Portfolio holdings will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as recommendations by the Trust, the Fund, the Fund’s investment advisor or the distributor.

ANNUAL REPORT 2022

PERFORMANCE OVERVIEW – October 31, 2022 (Unaudited)
COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND

Comparison of Change in Value of a $10,000 investment in the Commonwealth Australia/New Zealand Fund (the “Fund”), the AAOI and the NZX 50 Index.

The above graph is a hypothetical $10,000 investment in the Fund from 10/31/12 to 10/31/22 and represents the reinvestment of dividends and distributions in the Fund.

				Total Fund
	Average Annual Total Returns			Operating
	as of October 31, 2022			Expense
	1 Year	5 Year	10 Year	Ratio(a)
Commonwealth Australia/New Zealand Fund	(29.37)%	0.29%	2.84%	2.41%
Australian All Ordinaries Index (“AAOI”)	(16.62)%	4.93%	5.13%	—
NZX 50 Index	(29.64)%	3.42%	7.31%	—

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns which may be lower or higher. The above graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 888-345-1898. The Fund’s performance reflects any fee waivers during the applicable periods. If such fee waivers had not occurred, the quoted performance would have been lower. Total returns for 1 year are not annualized.

(a)	The above expense ratio is from the Fund’s Prospectus, dated February 28, 2022. Additional information pertaining to the Fund’s expense ratio as of October 31, 2022, can be found in the financial highlights.

The Fund’s performance is measured against the Australian All Ordinaries Index (’‘AAOI’’), an index made up of the largest 500 companies as measured by market capitalization that are listed on the Australian Stock Exchange; and the NZX 50 Index, a total return index consisting of the top 50 companies by free float adjusted market capitalization that are listed on the New Zealand Stock Exchange. These indices are unmanaged, are expressed in terms of U.S. dollars, and do not reflect the deduction of fees or taxes with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.

You should carefully consider the investment objectives, risks, charges and expenses of the Fund before investing. This and other information can be found in the Fund’s Prospectus, which can be obtained from www.commonwealthfunds.com, by calling the Funds directly at 888-345-1898 or by contacting your investment representative. Please read it carefully before you invest or send money.

ANNUAL REPORT 2022

PERFORMANCE OVERVIEW – October 31, 2022 (Unaudited)
AFRICA FUND

The Africa Fund’s net asset value (NAV) as of October 31, 2022 was $7.12 per share compared to $8.40 per share on October 31, 2021. For the period covered by this Annual Report, the Africa Fund returned -13.59%. This return figure includes the $0.16 per share distribution made in December 2021. Investment decisions for the Fund are based upon fundamental research and not designed to track a specific index. Further, our investments in cash and cash equivalents within the Fund could distort comparisons with indexes that do not make such investments. The MSCI Emerging Markets Index and the Dow Jones Africa Titans 50 Index returned -31.03% and -23.43%, respectively for the same period. The indexes are unmanaged, expressed in terms of U.S. dollars and do not reflect the deduction of fees associated with ownership of a mutual fund such as investment management and fund accounting fees, nor do they reflect the deduction of taxes associated with ownership of a mutual fund. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.

There are other considerations that impacted performance during the period covered by this year’s report:

-	For the period ended October 31, 2022, the Advisor limited the Fund operating expenses, which positively affected the Fund’s performance. Had the Advisor not capped the Fund’s operating expenses, performance would have been lower. Please see the accompanying notes to the financial statements for additional information.

-	The 16.86% decrease of the South African Rand versus the U.S. dollar had a predictable negative effect on the Fund’s performance.

-	The Fund’s holdings in the following securities had the largest positive impact on the Fund’s performance: Grinrod Ltd., Shoprite Holdings Ltd. ADR, Alviva Holdings Ltd., Standard Bank Group Ltd. ADR, and Mediclinic International PLC.

-	The Fund’s holdings in the following securities had the largest negative impact on the Fund’s performance: Naspers Ltd., Murray & Roberts Holdings Ltd., Global X MSCI Nigeria ETF, Discovery Ltd., and Renergen Ltd.

We believe that Africa represents a unique, complicated continent with the potential to be both economically rewarding and punitive. We feel equities listed on African stock exchanges offer investors a way to participate in what is expected to be sizeable growth in the consumer consumption of goods and services and the economies in general. It takes time for governments to change and for the people of an emerging country to adjust. With the vast number of countries within the African continent, it is an exciting yet daunting task. Our portfolio selection includes using information we gather firsthand through trips to the continent as we seek to monitor each investment and to make decisions we view as being in the best interests of the Fund. The African continent is not well understood by all U.S. investors. In response we have included information on our website at Commonwealthfunds.com that will assist in the understanding of this unique and complex world.

Investment Risks

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including high-grade fixed income securities. The net asset values per share of a Fund will fluctuate as the value of these securities in the portfolio changes.

The Fund’s expenses, as with any mutual fund, detract from the Fund’s performance. The Fund’s asset levels have a direct effect on the expenses indirectly paid by shareholders. To the extent the Fund’s assets decline and the expenses of the Fund rise or do not decrease proportionately, performance will be negatively impacted.

International investing involves increased risk and volatility. An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability. Because the Fund invests primarily in the securities of, and depositary receipts represented by African issuers, the Fund is particularly susceptible to any economic, political, or regulatory developments affecting a particular issuer of those countries.

By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather change in the value of their investments.

Investors should refer to the Fund’s Prospectus for a more complete description of risks associated with investing in the Fund.

Portfolio holdings will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as recommendations by the Trust, the Advisor or the Distributor.

ANNUAL REPORT 2022

PERFORMANCE OVERVIEW – October 31, 2022 (Unaudited)
AFRICA FUND

Comparison of Change in Value of a $10,000 investment in the Africa Fund (the “Fund”), the MSCIEM and the DJAFKT.

The above graph is a hypothetical $10,000 investment in the Fund from 10/31/12 to 10/31/22 and represents the reinvestment of dividends and distributions in the Fund.

				Total Fund
				Operating
				Expense
	Average Annual Total Returns			After Fee
	as of October 31, 2022			Waiver
	1 Year	5 Year	10 Year	Ratio(a)
Africa Fund	(13.59)%	(3.07)%	(2.33)%	1.81%
MSCI Emerging Markets Index (“MSCIEM”)	(31.03)%	(3.09)%	0.79%	—
Dow Jones Africa Titans 50 Index (“DJAFKT”)	(23.43)%	(3.44)%	(3.25)%	—

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns which may be lower or higher. The above graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 888-345-1898. The Fund’s performance reflects any fee waivers during the applicable periods. If such fee waivers had not occurred, the quoted performance would have been lower. Total returns for 1 year are not annualized.

(a)	The above expense ratio is from the Fund’s Prospectus, dated February 28, 2022. FCA Corp has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Fund (exclusive of interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, extraordinary expenses and dividend expense on short sales) to an annual rate of 1.50% of the average daily net assets of the Fund. This expense limitation agreement may be terminated by FCA Corp or the Trust at any time after February 28, 2023. FCA Corp may recoup from the Fund any reduced fees and/or expenses reimbursed pursuant to this agreement if such recoupment does not cause the Fund to exceed the expense limitation in place at the time the fee was reduced and/or expenses were reimbursed and such recoupment is made within three years after the date in which FCA Corp incurred the expense. Excluding the indirect costs of investing in acquired funds, total fund operating expenses, before fee waiver, would have been 4.32%. Additional information pertaining to the Fund’s expense ratio as of October 31, 2022, can be found in the financial highlights.

ANNUAL REPORT 2022

PERFORMANCE OVERVIEW – October 31, 2022 (Unaudited)
AFRICA FUND

The Fund’s performance is measured against the MSCI Emerging Markets Index (’‘MSCIEM’’), a free float-adjusted market capitalization index that is designed to measure equity market performance within global emerging markets; and the Dow Jones Africa Titans 50 Index (’‘DJAFKT’’), a float-adjusted market capitalization index that is designed to measure the stock performance of 50 leading companies that are headquartered or generate the majority of their revenues in Africa. The MSCIEM currently consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, South Africa, Saudi Arabia, Taiwan, Thailand, Turkey and United Arab Emirates. These indices are unmanaged, are expressed in terms of U.S. dollars, and do not reflect the deduction of fees or taxes with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.

You should carefully consider the investment objectives, risks, charges and expenses of the Fund before investing. This and other information can be found in the Fund’s Prospectus, which can be obtained from www.commonwealthfunds.com, by calling the Funds directly at 888-345-1898 or by contacting your investment representative. Please read it carefully before you invest or send money.

ANNUAL REPORT 2022

PERFORMANCE OVERVIEW – October 31, 2022 (Unaudited)
COMMONWEALTH JAPAN FUND

The Commonwealth Japan Fund’s net asset value (NAV) as of October 31, 2022 was $3.03 per share compared to $4.41 per share on October 31, 2021. For the twelve-month period covered by this Annual Report, the Commonwealth Japan Fund returned -28.39%. This return figure includes the $0.17 per share distribution made in December 2021. Investment decisions for the Fund are based upon fundamental research and not designed to track a specific index. Further, our investments in cash and cash equivalents within the Fund could distort comparisons with indexes that do not make such investments. The Tokyo Stock Price Index returned -24.05% for the same period. The index is unmanaged, expressed in terms of U.S. dollars and does not reflect the deduction of fees associated with ownership of a mutual fund such as investment management and fund accounting fees, nor do they reflect the deduction of taxes associated with ownership of a mutual fund. The performance of the Fund reflects the deduction of fees for these services.

There are other considerations that impacted performance during the period covered by this year’s report:

-	For the period ended October 31, 2022, the Advisor limited the Fund operating expenses, which positively affected the Fund’s performance. Had the Advisor not capped the Fund’s operating expenses, performance would have been lower. Please see the accompanying notes to the financial statements for additional information.

-	The 23.3% decline of the Japanese Yen versus the U.S. dollar during the year had a predictable negative effect on the Fund’s returns.

-	The Fund’s holdings in the following securities had the largest positive impact on the Fund’s performance: Kintetsu World Express, Inc., Takada Corp., Alps Alpine Co. Ltd., Yamae Group Holdings Co. Ltd., and Toyota Motor Corp. ADR.

-	The Fund’s holdings in the following securities had the largest negative impact on the Fund’s performance: Asahi Intecc Co. Ltd, Hoya Corp., Terumo Corp., Shin-Etsu Chemical Co. Ltd., and Nidec Corp.

Investment Risks

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including high-grade fixed income securities. The net asset values per share of a Fund will fluctuate as the value of these securities in the portfolio changes.

The Fund’s expenses, as with any mutual fund, detract from the Fund’s performance. The Fund’s asset levels have a direct effect on the expenses indirectly paid by shareholders. To the extent the Fund’s assets decline and the expenses of the Fund rise or do not decrease proportionately, performance will be negatively impacted.

International investing involves increased risk and volatility. An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability. Because the Fund invests primarily in the securities of, and depositary receipts represented by Japanese issuers, the Fund is particularly susceptible to any economic, political, or regulatory developments affecting a particular issuer of those countries.

By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather change in the value of their investments.

Investors should refer to the Fund’s Prospectus for a more complete description of risks associated with investing in the Fund.

Portfolio holdings will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as recommendations by the Trust, the Advisor or the Distributor.

ANNUAL REPORT 2022

PERFORMANCE OVERVIEW – October 31, 2022 (Unaudited)
COMMONWEALTH JAPAN FUND

Comparison of Change in Value of a $10,000 investment in the Commonwealth Japan Fund (the “Fund”) and the TOPIX.

The above graph is a hypothetical $10,000 investment in the Fund from 10/31/12 to 10/31/22 and represents the reinvestment of dividends and distributions in the Fund.

				Total Fund
				Operating
				Expense
	Average Annual Total Returns			After Fee
	as of October 31, 2022			Waiver
	1 Year	5 Year	10 Year	Ratio(a)
Commonwealth Japan Fund	(28.39)%	(3.74)%	2.20%	1.75%
Tokyo Stock Price Index (“TOPIX”)	(24.05)%	(1.24)%	5.68%	—

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns which may be lower or higher. The above graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 888-345-1898. The Fund’s performance reflects any fee waivers during the applicable periods. If such fee waivers had not occurred, the quoted performance would have been lower. Total returns for 1 year are not annualized.

(a)	The above expense ratio is from the Fund’s Prospectus, dated February 28, 2022. FCA Corp has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Fund (exclusive of interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, extraordinary expenses and dividend expense on short sales) to an annual rate of 1.50% of the average daily net assets of the Fund. This expense limitation agreement may be terminated by FCA Corp or the Trust at any time after February 28, 2023. FCA Corp may recoup from the Fund any reduced fees and/or expenses reimbursed pursuant to this agreement if such recoupment does not cause the Fund to exceed the expense limitation in place at the time the fee was reduced and/or expenses were reimbursed and such recoupment is made within three years after the date in which FCA Corp incurred the expense. Excluding the indirect costs of investing in acquired funds, total fund operating expenses, before fee waiver, would have been 3.01%. Additional information pertaining to the Fund’s expense ratio as of October 31, 2022, can be found in the financial highlights.

ANNUAL REPORT 2022

PERFORMANCE OVERVIEW – October 31, 2022 (Unaudited)
COMMONWEALTH JAPAN FUND

The Fund’s performance is measured against the Tokyo Stock Price Index (“TOPIX”), an unmanaged capitalization-weighted index of all the companies stocks on the First Section of the Tokyo Stock Exchange. This index is expressed in terms of U.S. dollars, and does not reflect the deduction of fees or taxes with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.

You should carefully consider the investment objectives, risks, charges and expenses of the Fund before investing. This and other information can be found in the Fund’s Prospectus, which can be obtained from www.commonwealthfunds.com, by calling the Funds directly at 888-345-1898 or by contacting your investment representative. Please read it carefully before you invest or send money.

ANNUAL REPORT 2022

PERFORMANCE OVERVIEW – October 31, 2022 (Unaudited)
COMMONWEALTH GLOBAL FUND

The Commonwealth Global Fund’s net asset value (NAV) as of October 31, 2022 was $16.86 per share compared to $21.12 per share on October 31, 2021. For the twelve-month period covered by this Annual Report, the Commonwealth Global Fund returned -20.17%. Investment decisions for the Fund are based upon fundamental research and not designed to track a specific index. Further, our investments in cash and cash equivalents within the Fund could distort comparisons with indexes that do not make such investments. The MSCI World Index returned -18.09% for the same period. The index is unmanaged, expressed in terms of U.S. dollars and do not reflect the deduction of fees or taxes associated with ownership of a mutual fund such as investment management and fund accounting fees, nor do they reflect the deduction of taxes associated with ownership of a mutual fund. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.

There are other considerations that impacted performance during the period covered by this year’s report:

-	The following security holdings had the largest positive impact on the Fund’s performance: Chevron Corp., Pearson PLC ADR, American Movil S.A.B. de C.V. ADR, Shoprite Holdings Ltd. ADR, and Schlumberger Ltd.

-	The following securities had the largest negative impact on the Fund’s performance: Skyworks Solutions, Inc., Nidec Corp. ADR, Sony Group Corp. ADR, Nice Ltd. ADR, and Arkema SA ADR.

Investment Risks

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including high-grade fixed income securities. The net asset values per share of a Fund will fluctuate as the value of these securities in the portfolio changes.

The Fund’s expenses, as with any mutual fund, detract from the Fund’s performance. The Fund’s asset levels have a direct effect on the expenses indirectly paid by shareholders. To the extent the Fund’s assets decline and the expenses of the Fund rise or do not decrease proportionately, performance will be negatively impacted.

International investing involves increased risk and volatility. An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability.

By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather change in the value of their investments.

Investors should refer to the Fund’s Prospectus for a more complete description of risks associated with investing in the Fund.

Portfolio holdings will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as recommendations by the Trust, the Advisor or the Distributor.

ANNUAL REPORT 2022

PERFORMANCE OVERVIEW – October 31, 2022 (Unaudited)
COMMONWEALTH GLOBAL FUND

Comparison of Change in Value of a $10,000 investment in the Commonwealth Global Fund (the “Fund”) and the MSCI World Index.

The above graph is a hypothetical $10,000 investment in the Fund from 10/31/12 to 10/31/22 and represents the reinvestment of dividends and distributions in the Fund.

				Total Fund
	Average Annual Total Returns			Operating
	as of October 31, 2022			Expense
	1 Year	5 Year	10 Year	Ratio(a)
Commonwealth Global Fund	(20.17)%	1.96%	3.52%	2.33%
MSCI World Index	(18.09)%	6.92%	9.52%	—

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns which may be lower or higher. The above graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 888-345-1898. The Fund’s performance reflects any fee waivers during the applicable periods. If such fee waivers had not occurred, the quoted performance would have been lower. Total returns for 1 year are not annualized.

(a)	The above expense ratio is from the Fund’s Prospectus, dated February 28, 2022. Additional information pertaining to the Fund’s expense ratio as of October 31, 2022, can be found in the financial highlights.

The Fund’s performance is measured against the MSCI World Index, an unmanaged free float-adjusted market capitalization index that is designed to measure global developed market equity performance. Currently the MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The performance of the index is expressed in terms of U.S. dollars, and does not reflect the deduction of fees or taxes with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.

You should carefully consider the investment objectives, risks, charges and expenses of the Fund before investing. This and other information can be found in the Fund’s Prospectus, which can be obtained from www.commonwealthfunds.com, by calling the Funds directly at 888-345-1898 or by contacting your investment representative. Please read it carefully before you invest or send money.

ANNUAL REPORT 2022

PERFORMANCE OVERVIEW – October 31, 2022 (Unaudited)
COMMONWEALTH REAL ESTATE SECURITIES FUND

The Commonwealth Real Estate Securities Fund’s net asset value (NAV) as of October 31, 2022, was $17.68 per share compared to $22.57 per share on October 31, 2021. For the twelve-month period covered by this Annual Report, the Commonwealth Real Estate Securities Fund returned -21.11%. This return figure includes the $0.16 per share distribution made in December 2021. The MSCI US REIT Index returned -18.77% for the same period. The index is unmanaged, expressed in terms of U.S. dollars and do not reflect the deduction of fees or taxes associated with ownership of a mutual fund such as investment management and fund accounting fees, nor do they reflect the deduction of taxes associated with ownership of a mutual fund. The performance returns of the Fund do reflect the deduction of fees for these services. Investment decisions for the Fund are based upon fundamental research and not designed to track a specific index. Further, our investments in cash and cash equivalents within the Fund could distort comparisons with indexes that do not make such investments.

There are other considerations that impacted performance during the period covered by this year’s report:

-	The Fund’s holdings in the following securities had the largest positive impact on the Fund’s performance: Grupo Aeroportuario del Sureste S.A.B. de C.V. ADR, Iron Mountain, Inc., Cyrela Brazil Realty SA ADR, CyrusOne Holdco LLC, and BrasilAgro – Company Brasileria de Propriedades Agricolas ADR.

-	The Fund’s holdings in the following securities had the largest negative impact on the Fund’s performance: James Hardie Industries PLC, Hannon Armstrong Sustainable Infrastructure Capital, Inc., Digital Realty Trust, Inc., Tecnoglass, Inc., and American Tower Corp.

-	The Fund’s underperformance compared to the MSCI US REIT Index may be in part explained by our strategy of not investing solely in REITs but also investing in real estate and related industries as well as international companies. Real estate and related industries include companies and industries whose fortunes are impacted by the real estate market beyond just owning the underlying real estate.

Investment Risks

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including high-grade fixed income securities. The net asset values per share of a Fund will fluctuate as the value of these securities in the portfolio changes.

The Fund’s expenses, as with any mutual fund, detract from the Fund’s performance. The Fund’s asset levels have a direct effect on the expenses indirectly paid by shareholders. To the extent the Fund’s assets decline and the expenses of the Fund rise or do not decrease proportionately, performance will be negatively impacted.

The Fund’s investments in real estate investment trusts (“REITs”) involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended.

Investments in the Fund are subject to the risks related to direct investment in real estate, such as real estate risk, regulatory risks, concentration risk, and diversification risk.

By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather change in the value of their investments.

Investors should refer to the Fund’s Prospectus for a more complete description of risks associated with investing in the Fund.

Portfolio holdings will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as recommendations by the Trust, the Advisor or the Distributor.

ANNUAL REPORT 2022

PERFORMANCE OVERVIEW – October 31, 2022 (Unaudited)
COMMONWEALTH REAL ESTATE SECURITIES FUND

Comparison of Change in Value of a $10,000 investment in the Commonwealth Real Estate Securities Fund (the “Fund”) and the MSCI US REIT Index.

The above graph is a hypothetical $10,000 investment in the Fund from 10/31/12 to 10/31/22 and represents the reinvestment of dividends and distributions in the Fund.

				Total Fund
	Average Annual Total Returns			Operating
	as of October 31, 2022			Expense
	1 Year	5 Year	10 Year	Ratio(a)
Commonwealth Real Estate Securities Fund	(21.11)%	1.70%	5.04%	2.44%
MSCI US REIT Index	(18.77)%	4.12%	6.79%	—

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns which may be lower or higher. The above graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 888-345-1898. The Fund’s performance reflects any fee waivers during the applicable periods. If such fee waivers had not occurred, the quoted performance would have been lower. Total returns for 1 year are not annualized.

(a)	The above expense ratio is from the Fund’s Prospectus, dated February 28, 2022. Additional information pertaining to the Fund’s expense ratio as of October 31, 2022, can be found in the financial highlights.

The Fund’s performance is measured against the MSCI US REIT Index which is an unmanaged free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI USA Investable Market Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index represents approximately 99% of the US REIT universe. This index is expressed in terms of U.S. dollars, and does not reflect the deduction of fees or taxes with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.

You should carefully consider the investment objectives, risks, charges and expenses of the Fund before investing. This and other information can be found in the Fund’s Prospectus, which can be obtained from www.commonwealthfunds.com, by calling the Funds directly at 888-345-1898 or by contacting your investment representative. Please read it carefully before you invest or send money.

ANNUAL REPORT 2022

PORTFOLIO COMPOSITION – October 31, 2022* (Unaudited)

COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND
Industry or	Percentage of Total
Security Type	Investments
Transport Operations & Services	16.5%
Logistics Services	9.4%
Power Generation	8.6%
Courier Services	5.1%
Health Care Services	4.5%
Home Products Stores	4.3%
Food & Drug Stores	3.9%
Flow Control Equipment	3.8%
Health Care Facilities	3.7%
Biotech	3.6%
Measurement Instruments	3.5%
Wireless Telecommunications	3.0%
Medical Devices	2.7%
Lodging	2.7%
Containers & Packaging	2.7%
Multi Asset Class Owners & Developers	2.4%
Gas Utilities	2.2%
Integrated Electric Utilities	1.9%
Real Estate Services	1.8%
Environmental & Facilities Services	1.7%
Life Science & Diagnostics	1.6%
Internet Media & Services	1.6%
Building Construction	1.2%
Packaged Food	1.2%
Application Software	1.1%
Food & Drug Stores	1.1%
Alcoholic Beverages	1.0%
Retail REITs	0.8%
Health Care Supply Chain	0.8%
Money Market Funds	0.8%
Steel Producers	0.6%
IT Services	0.2%
100.0%
AFRICA FUND
Country or	Percentage of Total
Security Type	Investments
South Africa	88.1%
Money Market Funds	3.8%
United Kingdom	3.2%
Exchange Traded Funds - Nigeria	2.9%
Egypt	2.0%
100.0%

COMMONWEALTH JAPAN FUND
Industry or	Percentage of Total
Security Type	Investments
Medical Devices	11.6%
Transit Services	8.6%
Life Insurance	6.0%
Personal Care Products	5.6%
Commercial Finance	5.0%
Health Care Supplies	4.9%
Multi Asset Class Owners & Developers	4.4%
Electronics Components	3.6%
Commercial & Residential Building Equipment & Systems	3.3%
IT Services	3.2%
Home Products Stores	3.2%
Food & Beverage Wholesalers	2.7%
Building Construction	2.6%
Specialty Chemicals	2.6%
Diversified Industrials	2.5%
Specialty Apparel Stores	2.4%
Courier Services	2.3%
Alcoholic Beverages	2.2%
Basic & Diversified Chemicals	2.2%
Electrical Power Equipment	2.2%
Food & Drug Stores	2.2%
P&C Insurance	2.1%
Factory Automation Equipment	1.7%
Logistics Services	1.6%
Mass Merchants	1.5%
Automotive Wholesalers	1.5%
Building Maintenance Services	1.4%
Auto Parts	1.3%
Wireless Telecommunications	1.3%
Integrated Electric Utilities	1.2%
Infrastructure Construction	1.1%
Advertising & Marketing	1.0%
Consumer Electronics	0.7%
Money Market Funds	0.3%
100.0%

*	Portfolio composition is subject to change.

ANNUAL REPORT 2022

PORTFOLIO COMPOSITION – October 31, 2022* (Unaudited)

COMMONWEALTH GLOBAL FUND
Country or	Percentage of Total
Security Type	Investments
United States	53.6%
United Kingdom	12.4%
Switzerland	7.0%
Japan	4.3%
Israel	3.5%
India	3.4%
Germany	2.6%
Norway	2.4%
South Africa	2.1%
France	1.7%
Panama	1.6%
Denmark	1.5%
Mexico	1.3%
Money Market Funds	1.2%
Taiwan Province Of China	0.9%
Ireland	0.5%
100.0%
COMMONWEALTH REAL ESTATE SECURITIES FUND
Industry or	Percentage of Total
Security Type	Investments
Infrastructure REITs	11.0%
Money Market Funds	9.6%
Building Materials	9.0%
Homebuilding	7.6%
Specialized REITs	6.4%
Self-Storage REITs	5.2%
Industrial REITs	5.1%
Retail REITs	4.9%
Home Products Stores	4.2%
Data Center REITs	3.7%
Mortgage Finance	3.7%
Office REITs	3.4%
Commercial & Residential Building Equipment & Systems	3.3%
Residential REITs	3.2%
Multi Asset Class REITs	2.8%
Hotels Resorts & Cruise Lines	2.8%
Transport Operations & Services	2.5%
Cement & Aggregates	1.9%
Banks	1.9%
Industrial Machinery	1.8%
Agricultural Producers	1.3%
Residential Owners & Developers	1.3%
Building Construction	1.3%
Health Care REITs	1.1%
Mortgage REITs	1.0%
100.0%

*	Portfolio composition is subject to change.

ANNUAL REPORT 2022

SCHEDULE OF INVESTMENTS – October 31, 2022
Commonwealth Australia/New Zealand Fund

	Shares	Fair Value
COMMON STOCKS (93.93%)
AUSTRALIA (31.62%)
BIOTECH (3.45%)
CSL Ltd.	2,500	$447,469
BUILDING CONSTRUCTION (1.19%)
Lendlease Group	27,696	153,987
CONTAINERS & PACKAGING (2.55%)
Brambles Ltd.	44,265	331,349
ENVIRONMENTAL & FACILITIES SERVICES (1.64%)
Cleanaway Waste Management Ltd.	123,329	213,293
FOOD & DRUG STORES (3.70%)
Coles Group Ltd.	45,930	480,153
GAS UTILITIES (2.07%)
APA Group	40,000	269,253
HEALTH CARE FACILITIES (1.08%)
Ramsay Health Care Ltd.	3,750	140,637
HEALTH CARE SERVICES (4.27%)
Sonic Healthcare Ltd.	26,382	552,234
INTEGRATED ELECTRIC UTILITIES (1.81%)
Origin Energy Ltd.	65,776	234,953
INTERNET MEDIA & SERVICES (1.48%)
Webjet Ltd.(a)	57,000	192,458
IT SERVICES (0.19%)
Appen Ltd.	15,000	24,298
LOGISTICS SERVICES (2.06%)
Qube Holdings Ltd.	153,645	267,447
MEDICAL DEVICES (1.97%)
Cochlear Ltd.	2,000	255,447
RETAIL REITS (0.79%)
Scentre Group Ltd.	55,000	102,340
STEEL PRODUCERS (0.55%)
Vulcan Steel Ltd.	15,000	71,967
WIRELESS TELECOMMUNICATIONS (2.82%)
Telstra Group Ltd.(a)	145,955	365,914
TOTAL AUSTRALIA		4,103,199
NEW ZEALAND (62.31%)
ALCOHOLIC BEVERAGES (0.96%)
Delegat Group Ltd.	21,456	125,127
APPLICATION SOFTWARE (1.03%)
Xero Ltd.(a)	2,700	134,058
	Shares	Fair Value
COMMON STOCKS (93.93%) – Continued
NEW ZEALAND (62.31%) – Continued
COURIER SERVICES (4.79%)
Freightways Ltd.	103,540	$621,992
FLOW CONTROL EQUIPMENT (3.56%)
Skellerup Holdings Ltd.	150,000	461,577
FOOD & DRUG STORES (1.02%)
Green Cross Health Ltd.	181,796	132,224
HEALTH CARE FACILITIES (2.40%)
Ryman Healthcare Ltd.	40,000	194,765
Summerset Group Holdings Ltd.	20,601	115,880
		310,645
HEALTH CARE SUPPLY CHAIN (0.76%)
AFT Pharmaceuticals Ltd.(a)	46,000	99,232
HOME PRODUCTS STORES (4.11%)
Briscoe Group Ltd.	183,520	532,904
LIFE SCIENCE & DIAGNOSTICS (1.54%)
Pacific Edge Ltd.(a)	800,000	199,819
LODGING (2.55%)
Millennium & Copthorne Hotels New Zealand Ltd.	300,000	331,378
LOGISTICS SERVICES (6.81%)
Mainfreight Ltd.	20,000	883,666
MEASUREMENT INSTRUMENTS (3.28%)
ikeGPS Group Ltd.(a)	831,366	426,061
MEDICAL DEVICES (0.61%)
Aroa Biosurgery Ltd.(a)	145,000	79,131
MULTI ASSET CLASS OWNERS & DEVELOPERS (2.26%)
Marsden Maritime Holdings Ltd.	81,425	293,370
PACKAGED FOOD (1.09%)
Sanford Ltd.(a)	60,000	141,929
POWER GENERATION (8.18%)
Infratil Ltd.	208,975	1,060,872
REAL ESTATE SERVICES (1.75%)
Arvida Group Ltd.	309,925	226,815

See accompanying notes to financial statements.

ANNUAL REPORT 2022

SCHEDULE OF INVESTMENTS – October 31, 2022
Commonwealth Australia/New Zealand Fund

	Shares	Fair Value
COMMON STOCKS (93.93%) – Continued
NEW ZEALAND (62.31%) – Continued
TRANSPORT OPERATIONS & SERVICES (15.61%)
Port of Tauranga Ltd.	55,000	$207,459
South Port New Zealand Ltd.	376,010	1,817,521
		2,024,980
TOTAL NEW ZEALAND		8,085,780
TOTAL COMMON STOCKS (COST $7,723,252)		12,188,979
	Shares	Fair Value
MONEY MARKET FUNDS (0.74%)
Federated Hermes Government Obligations Fund, Institutional Class, 2.90%(b)	95,546	$95,546
TOTAL MONEY MARKET FUNDS
(COST $95,546)		95,546
TOTAL INVESTMENTS — (94.67%)
(COST $7,818,798)		12,284,525
OTHER ASSETS IN EXCESS OF LIABILITIES (5.33%)		691,861
NET ASSETS — 100.00%		$12,976,386

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of October 31, 2022

REIT— Real Estate Investment Trust

See accompanying notes to financial statements

ANNUAL REPORT 2022

SCHEDULE OF INVESTMENTS – October 31, 2022
Africa Fund

	Shares	Fair Value
COMMON STOCKS (92.55%)
EGYPT (2.03%)
BANKS (1.09%)
Commercial International Bank Egypt SAE	24,571	$31,205
OTHER COMMERCIAL SUPPORT SERVICES (0.94%)
Integrated Diagnostics Holdings PLC	34,800	26,796
TOTAL EGYPT		58,001
SOUTH AFRICA (87.37%)
AGRICULTURAL PRODUCERS (4.16%)
Astral Foods Ltd.	5,500	52,724
Crookes Brothers Ltd.(a)	10,000	20,413
Oceana Group Ltd.	15,162	45,728
		118,865
AUTOMOTIVE RETAILERS (6.47%)
Barloworld Ltd.	7,900	44,284
Bidvest Group Ltd.	6,567	75,975
Motus Holdings Ltd.	10,200	64,480
		184,739
BANKS (17.86%)
Capitec Bank Holdings Ltd.	3,000	310,452
FirstRand Ltd.	16,100	56,410
Nedbank Group Ltd.	4,000	47,384
Standard Bank Group Ltd. - ADR	10,200	95,880
		510,126
BASIC & DIVERSIFIED CHEMICALS (1.89%)
Sasol Ltd. - ADR	3,200	53,856
BUILDING CONSTRUCTION (1.82%)
Wilson Bayly Holmes-Ovcon Ltd.(a)	9,900	51,980
CABLE & SATELLITE (1.26%)
MultiChoice Group Ltd.	5,500	35,945
COAL MINING (1.44%)
Exxaro Resources Ltd.	3,700	41,203
FOOD & BEVERAGE WHOLESALERS (2.63%)
Bid Corp. Ltd.	4,667	75,106
FOOD & DRUG STORES (4.00%)
Shoprite Holdings Ltd. - ADR	9,000	114,548
HOME & OFFICE PRODUCT WHOLESALERS (2.68%)
Alviva Holdings Ltd.	61,200	76,576
INFRASTRUCTURE CONSTRUCTION (0.74%)
Murray & Roberts Holdings Ltd.(a)	82,000	21,208
INSTITUTIONAL BROKERAGE (1.22%)
Coronation Fund Managers Ltd.	19,500	34,847
	Shares	Fair Value
COMMON STOCKS (92.55%) – Continued
SOUTH AFRICA (87.37%) – Continued
INTERNET MEDIA & SERVICES (3.77%)
Naspers Ltd., N Shares	1,040	$107,597
LIFE & HEALTH INSURANCE (1.51%)
Momentum Metropolitan Holdings	46,000	43,030
LIFE INSURANCE (4.49%)
Clientele Ltd.	90,000	54,395
Discovery Ltd.(a)	11,300	73,968
		128,363
MARINE SHIPPING (3.16%)
Grindrod Ltd.	160,000	90,255
PAPER & PULP MILLS (2.05%)
Sappi Ltd.(a)	19,000	58,617
PRECIOUS METALS (13.06%)
Anglo American Platinum Ltd.	1,100	87,512
AngloGold Ashanti Ltd. - ADR	3,000	39,150
Gold Fields Ltd. - ADR	8,700	68,556
Impala Platinum Holdings Ltd.	12,500	128,023
Sibanye Stillwater Ltd.	21,200	49,786
		373,027
RENEWABLE ENERGY PROJECT DEVELOPERS (1.43%)
Renergen Ltd.(a)	28,000	40,782
SELF-STORAGE OWNERS & DEVELOPERS (1.74%)
Stor-Age Property REIT Ltd.	70,000	49,854
SPECIALTY & GENERIC PHARMACEUTICALS (1.21%)
Aspen Pharmacare Holdings Ltd.	4,200	34,591
SPECIALTY APPAREL STORES (1.38%)
Mr. Price Group Ltd.	4,100	39,478
WEALTH MANAGEMENT (2.54%)
Alexander Forbes Group Holdings Ltd.	170,000	45,819
PSG Konsult Ltd.	44,882	26,808
		72,627
WIRELESS TELECOMMUNICATIONS (4.86%)
MTN Group Ltd. - ADR	12,500	89,625
Vodacom Group Ltd.	7,200	49,126
		138,751
TOTAL SOUTH AFRICA		2,495,971
UNITED KINGDOM (3.15%)
HEALTH CARE FACILITIES (1.90%)
Mediclinic International Ltd.	9,562	54,387

See accompanying notes to financial statements.

ANNUAL REPORT 2022

SCHEDULE OF INVESTMENTS – October 31, 2022
Africa Fund

	Shares	Fair Value
COMMON STOCKS (92.55%) – Continued
UNITED KINGDOM (3.15%) – Continued
PRECIOUS METALS (1.25%)
Endeavour Mining PLC	2,000	$35,720
TOTAL UNITED KINGDOM		90,107
TOTAL COMMON STOCKS
(COST $2,952,163)		2,644,079
	Shares	Fair Value
EXCHANGE-TRADED FUNDS (2.86%)
Global X MSCI Nigeria ETF	11,100	$81,695
TOTAL EXCHANGE-TRADED FUNDS
(COST $169,505)		81,695
MONEY MARKET FUNDS (3.77%)
Federated Hermes Government Obligations Fund, Institutional Class, 2.90%(b)	107,681	107,681
TOTAL MONEY MARKET FUNDS
(COST $107,681)		107,681
TOTAL INVESTMENTS — (99.18%)
(COST $3,229,349)		2,833,455
OTHER ASSETS IN EXCESS OF LIABILITIES (0.82%)		23,555
NET ASSETS — 100.00%		$2,857,010

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of October 31, 2022

ADR — American Depositary Receipt

ETF — Exchange-Traded Fund

REIT— Real Estate Investment Trust

See accompanying notes to financial statements.

ANNUAL REPORT 2022

SCHEDULE OF INVESTMENTS – October 31, 2022
Commonwealth Japan Fund

	Shares	Fair Value
COMMON STOCKS (98.53%)
JAPAN (98.53%)
ADVERTISING & MARKETING (1.02%)
Direct Marketing MiX, Inc.	4,200	$47,460
ALCOHOLIC BEVERAGES (2.22%)
Kirin Holdings Co. Ltd.	7,000	102,903
AUTO PARTS (1.28%)
DENSO Corp.	1,200	59,541
AUTOMOTIVE WHOLESALERS (1.45%)
Toyota Tsusho Corp.	2,000	67,134
BASIC & DIVERSIFIED CHEMICALS (2.19%)
Mitsubishi Gas Chemical Co., Inc.	8,000	101,661
BUILDING CONSTRUCTION (2.60%)
Kajima Corp.	12,850	120,964
BUILDING MAINTENANCE SERVICES (1.43%)
Taihei Dengyo Kaisha Ltd.	3,000	66,221
COMMERCIAL & RESIDENTIAL BUILDING EQUIPMENT & SYSTEMS (3.22%)
Daikin Industries Ltd.	1,000	149,792
COMMERCIAL FINANCE (4.96%)
Kyushu Leasing Service Co. Ltd.	13,000	54,261
ORIX Corp.	12,000	176,258
		230,519
CONSUMER ELECTRONICS (0.65%)
Sony Group Corp. - ADR	450	30,362
COURIER SERVICES (2.23%)
Yamato Holdings Co. Ltd.	7,000	103,668
DIVERSIFIED INDUSTRIALS (2.44%)
Hitachi Ltd.	2,500	113,438
ELECTRICAL POWER EQUIPMENT (2.18%)
Meidensha Corp.	7,600	101,116
ELECTRONICS COMPONENTS (3.60%)
Murata Manufacturing Co. Ltd.	1,000	47,341
Nidec Corp.	700	38,490
Taiyo Yuden Co. Ltd.	3,000	81,637
		167,468
FACTORY AUTOMATION EQUIPMENT (1.69%)
FANUC Corp.	600	78,514
FOOD & BEVERAGE WHOLESALERS (2.70%)
ITOCHU Corp. - ADR	1,400	72,310
Yamae Group Holdings Co. Ltd.	5,200	52,884
		125,194
	Shares	Fair Value
COMMON STOCKS (98.53%) – Continued
JAPAN (98.53%) – Continued
FOOD & DRUG STORES (2.16%)
Sugi Holdings Company Ltd.	2,500	$100,267
Health Care Supplies (4.80%)
Hoya Corp.	2,400	223,115
HOME PRODUCTS STORES (3.12%)
Nitori Holdings Co. Ltd.	1,600	144,992
INFRASTRUCTURE CONSTRUCTION (1.07%)
Takada Corp.	6,000	49,647
INTEGRATED ELECTRIC UTILITIES (1.22%)
Kansai Electric Power Co., Inc. (The)	7,500	56,816
IT SERVICES (3.13%)
INES Corp.	5,000	50,868
Otsuka Corp.	3,000	94,479
		145,347
LIFE INSURANCE (5.89%)
Dai-ichi Life Insurance Co. Ltd.	11,000	174,716
T&D Holdings, Inc.	10,000	98,905
		273,621
LOGISTICS SERVICES (1.62%)
Nippon Express Holdings Co. Ltd.	1,500	75,374
MASS MERCHANTS (1.48%)
Aeon Kyushu Co. Ltd.	4,500	68,641
MEDICAL DEVICES (11.51%)
Asahi Intecc Co. Ltd.	18,000	306,644
Terumo Corp.	7,500	227,625
		534,269
MULTI ASSET CLASS OWNERS & DEVELOPERS (4.30%)
Mitsui Fudosan Company Ltd.	3,000	57,447
Sumitomo Realty & Development Co. Ltd.	4,000	91,739
Tokyu Fudosan Holdings Corp.	10,000	50,737
		199,923
P&C INSURANCE (2.06%)
Sompo Holdings Inc. (a)	2,300	95,896
PERSONAL CARE PRODUCTS (5.53%)
Kao Corp.	2,000	74,706
Unicharm Corp.	6,000	182,355
		257,061

See accompanying notes to financial statements.

ANNUAL REPORT 2022

SCHEDULE OF INVESTMENTS – October 31, 2022
Commonwealth Japan Fund

	Shares	Fair Value
COMMON STOCKS (98.53%) – Continued
JAPAN (98.53%) – Continued
SPECIALTY APPAREL STORES (2.40%)
Fast Retailing Co. Ltd.	200	$111,432
SPECIALTY CHEMICALS (2.57%)
JSR Corp.	3,000	57,005
Shin-Etsu Chemical Co. Ltd.	600	62,360
		119,365
TRANSIT SERVICES (8.54%)
Daiichi Koutsu Sangyo Co. Ltd.	7,200	35,988
East Japan Railway Co.	1,500	79,931
Hankyu Hanshin Holdings, Inc.	4,400	130,688
Keikyu Corp.	6,500	66,726
Tobu Railway Co. Ltd.	3,600	83,280
		396,613
WIRELESS TELECOMMUNICATIONS (1.27%)
KDDI Corp.	2,000	59,116
TOTAL JAPAN		4,577,450
TOTAL COMMON STOCKS
(COST $3,651,184)		4,577,450
	Shares	Fair Value
MONEY MARKET FUNDS (0.29%)
Federated Hermes Government Obligations Fund, Institutional Class, 2.90%(a)	13,523	$13,523
TOTAL MONEY MARKET FUNDS
(COST $13,523)		13,523
TOTAL INVESTMENTS — (98.82%)
(COST $3,664,707)		4,590,973
OTHER ASSETS IN EXCESS OF LIABILITIES (1.18%)		54,613
NET ASSETS — 100.00%		$4,645,586

(a)	Rate disclosed is the seven day effective yield as of October 31, 2022.

ADR — American Depositary Receipt

See accompanying notes to financial statements.

ANNUAL REPORT 2022

SCHEDULE OF INVESTMENTS – October 31, 2022
Commonwealth Global Fund

	Shares	Fair Value
COMMON STOCKS (96.87%)
DENMARK (1.47%)
LARGE PHARMACEUTICALS (1.47%)
Novo Nordisk A/S - ADR	2,000	$217,680
FRANCE (1.66%)
BASIC & DIVERSIFIED CHEMICALS (1.66%)
Arkema SA - ADR	3,130	246,456
GERMANY (2.58%)
DIVERSIFIED INDUSTRIALS (2.58%)
Siemens AG - ADR	7,000	383,110
INDIA (3.36%)
BANKS (3.36%)
HDFC Bank Ltd. - ADR	8,000	498,480
IRELAND (0.46%)
AIRLINES (0.46%)
Ryanair Holdings PLC - ADR(a)	1,000	68,890
ISRAEL (3.46%)
APPLICATION SOFTWARE (3.46%)
NICE Ltd. - ADR(a)	2,700	512,703
JAPAN (4.22%)
CONSUMER ELECTRONICS (2.28%)
Sony Group Corp. - ADR	5,000	337,350
ELECTRONICS COMPONENTS (1.94%)
Nidec Corp. - ADR	21,000	288,120
TOTAL JAPAN		625,470
MEXICO (1.29%)
INFRASTRUCTURE CONSTRUCTION (0.02%)
Sitios Latinoamerica S.A.B. de C.V.(a)	10,000	2,962
WIRELESS TELECOMMUNICATIONS (1.27%)
Américan Móvil S.A.B. de C.V., Class L - ADR	10,000	188,100
TOTAL MEXICO		191,062
NORWAY (2.39%)
P&C INSURANCE (2.39%)
Gjensidige Forsikring ASA - ADR	20,000	354,200
PANAMA (1.52%)
AIRLINES (1.52%)
Copa Holdings, SA, Class A(a)	3,000	225,690
SOUTH AFRICA (2.06%)
FOOD & DRUG STORES (2.06%)
Shoprite Holdings Ltd. - ADR	24,000	305,460
	Shares	Fair Value
COMMON STOCKS (96.87%) – Continued
SWITZERLAND (6.84%)
LARGE PHARMACEUTICALS (3.35%)
Roche Holding AG - ADR	12,000	$496,080
PACKAGED FOOD (3.49%)
Nestlé SA - ADR	4,750	516,373
TOTAL SWITZERLAND		1,012,453
TAIWAN PROVINCE OF CHINA (0.83%)
SEMICONDUCTOR MANUFACTURING (0.83%)
Taiwan Semiconductor Manufacturing Co., Ltd. - ADR	2,000	123,100
UNITED KINGDOM (12.17%)
ALCOHOLIC BEVERAGES (3.15%)
Diageo PLC - ADR	2,800	467,516
INTEGRATED OILS (0.85%)
BP PLC - ADR	3,800	126,464
Large Pharmaceuticals (3.18%)
AstraZeneca PLC - ADR	8,000	470,480
PERSONAL CARE PRODUCTS (3.11%)
Haleon PLC - ADR(a)	8,500	52,020
Unilever PLC - ADR	9,000	409,590
		461,610
PUBLISHING (1.88%)
Pearson PLC - ADR	25,000	278,000
TOTAL UNITED KINGDOM		1,804,070
UNITED STATES (52.56%)
AGRICULTURAL CHEMICALS (0.72%)
CF Industries Holdings, Inc.	1,000	106,260
AUTO PARTS (3.09%)
Miller Industries, Inc.	18,000	457,740
AUTOMOTIVE RETAILERS (4.55%)
Group 1 Automotive, Inc.	3,900	674,700
COMMUNICATIONS EQUIPMENT (5.06%)
Apple, Inc.	4,900	751,366
COMPUTER HARDWARE & STORAGE (3.74%)
NetApp, Inc.	8,000	554,160
CONSTRUCTION & MINING MACHINERY (1.75%)
Caterpillar, Inc.	1,200	259,752
CONTAINERS & PACKAGING (2.03%)
Amcor PLC	26,000	301,080

See accompanying notes to financial statements.

ANNUAL REPORT 2022

SCHEDULE OF INVESTMENTS – October 31, 2022
Commonwealth Global Fund

	Shares	Fair Value
COMMON STOCKS (96.87%) – Continued
UNITED STATES (52.56%) – Continued
COURIER SERVICES (0.81%)
FedEx Corp.	750	$120,210
DIVERSIFIED BANKS (1.78%)
JPMorgan Chase & Co.	2,100	264,348
FILM & TV (2.16%)
Walt Disney Co. (The)(a)	3,000	319,620
INFRASTRUCTURE SOFTWARE (2.35%)
Microsoft Corp.	1,500	348,195
INTEGRATED OILS (4.27%)
Chevron Corp.	3,500	633,150
LIFE SCIENCE & DIAGNOSTICS (4.68%)
Thermo Fisher Scientific, Inc.	1,350	693,860
MEDICAL EQUIPMENT (1.04%)
Dentsply Sirona, Inc.	5,000	154,100
OILFIELD SERVICES & EQUIPMENT (1.02%)
Natural Gas Services Group, Inc.(a)	5,000	57,500
Schlumberger Ltd.	1,800	93,654
		151,154
ONLINE MARKETPLACE (1.04%)
Amazon.com, Inc.(a)	1,500	153,660
PERSONAL CARE PRODUCTS (2.82%)
Procter & Gamble Co. (The)	3,100	417,477
RAIL FREIGHT (3.69%)
Norfolk Southern Corp.	2,400	547,368
	Shares	Fair Value
COMMON STOCKS (96.87%) – Continued
UNITED STATES (52.56%) – Continued
SEMICONDUCTOR DEVICES (2.09%)
Skyworks Solutions, Inc.	3,600	$309,636
VIDEO GAMES (1.70%)
Electronic Arts, Inc.	2,000	251,920
WIRELESS TELECOMMUNICATIONS (2.17%)
KVH Industries, Inc.(a)	30,000	321,900
TOTAL UNITED STATES		7,791,656
TOTAL COMMON STOCKS (COST $7,915,531)		14,360,480
MONEY MARKET FUNDS (1.21%)
Federated Hermes Government Obligations Fund, Institutional Class, 2.90%(b)	179,026	179,026
TOTAL MONEY MARKET FUNDS (COST $179,026)		179,026
TOTAL INVESTMENTS — (98.08%)
(COST $8,094,557)		14,539,506
OTHER ASSETS IN EXCESS OF LIABILITIES (1.92%)		285,192
NET ASSETS — 100.00%		$14,824,698

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of October 31, 2022.

ADR — American Depositary Receipt

See accompanying notes to financial statements.

ANNUAL REPORT 2022

SCHEDULE OF INVESTMENTS – October 31, 2022
Commonwealth Real Estate Securities Fund

	Shares	Fair Value
COMMON STOCKS (93.67%)
AGRICULTURAL PRODUCERS (1.37%)
BrasilAgro - Company Brasileira de Propriedades Agricolas - ADR	27,432	$159,654
BANKS (1.92%)
Harleysville Financial Corp.	8,675	222,861
BUILDING CONSTRUCTION (1.35%)
Kajima Corp. - ADR	10,000	90,900
Lendlease Group - ADR	11,900	65,450
		156,350
BUILDING MATERIALS (9.26%)
James Hardie Industries PLC - ADR	25,000	551,000
Tecnoglass, Inc.	25,634	526,266
		1,077,266
CEMENT & AGGREGATES (1.94%)
Summit Materials, Inc., Class A(a)	8,535	224,897
COMMERCIAL & RESIDENTIAL BUILDING EQUIPMENT & SYSTEMS (3.42%)
Lennox International, Inc.	1,700	397,069
DATA CENTER REITS (3.88%)
Digital Realty Trust, Inc.	3,368	337,642
Equinix, Inc.	200	113,288
		450,930
HEALTH CARE REITS (1.17%)
Physicians Realty Trust	9,000	135,540
HOME PRODUCTS STORES (4.36%)
Lowe’s Companies, Inc.	2,600	506,870
HOMEBUILDING (7.91%)
D.R. Horton, Inc.	5,000	384,400
Lennar Corp., Class A	4,000	322,800
NVR, Inc.(a)	50	211,888
		919,088
HOTELS RESORTS & CRUISE LINES (2.88%)
InterContinental Hotels Group PLC - ADR(a)	6,103	334,689
INDUSTRIAL MACHINERY (1.84%)
Techtronic Industries Company Ltd. - ADR	4,500	213,795
INDUSTRIAL REITS (5.32%)
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	7,600	206,568
Prologis, Inc.	2,000	221,500
STAG Industrial, Inc.	6,000	189,540
		617,608
	Shares	Fair Value
COMMON STOCKS (93.67%) – Continued
INFRASTRUCTURE REITS (11.38%)
American Tower Corp., Class A	2,500	$517,975
Crown Castle International Corp.	2,000	266,520
SBA Communications Corp., Class A	2,000	539,800
		1,324,295
MORTGAGE FINANCE (3.78%)
Ladder Capital Corp.	27,804	296,668
Redwood Trust, Inc.	20,000	142,600
		439,268
MORTGAGE REITS (1.06%)
Ares Commercial Real Estate Corp.	10,000	123,400
MULTI ASSET CLASS REITS (2.94%)
WP Carey, Inc.	4,470	341,061
OFFICE REITS (3.56%)
Alexandria Real Estate Equities, Inc.	2,850	414,105
RESIDENTIAL OWNERS & DEVELOPERS (1.36%)
Cyrela Brazil Realty SA - ADR	44,000	158,400
RESIDENTIAL REITS (3.27%)
AvalonBay Communities, Inc.	1,000	175,120
Mid-America Apartment Communities, Inc.	1,300	204,685
		379,805
RETAIL REITS (5.05%)
Kite Realty Group Trust	9,000	176,760
National Retail Properties, Inc.	4,000	168,120
STORE Capital Corp.	7,600	241,680
		586,560
SELF-STORAGE REITS (5.44%)
Extra Space Storage, Inc.	2,500	443,600
Global Self Storage, Inc.	39,000	187,980
		631,580
SPECIALIZED REITS (6.59%)
Charter Hall Education Trust	93,688	207,916
Gladstone Land Corp.	9,700	197,395
Iron Mountain, Inc.	7,200	360,504
		765,815
TRANSPORT OPERATIONS & SERVICES (2.62%)
Grupo Aeroportuario del Sureste S.A.B. de C.V. - ADR	1,300	303,446
TOTAL COMMON STOCKS
(COST $6,356,229)		10,884,352

See accompanying notes to financial statements.

ANNUAL REPORT 2022

SCHEDULE OF INVESTMENTS – October 31, 2022
Commonwealth Real Estate Securities Fund

	Shares	Fair Value
MONEY MARKET FUNDS (9.94%)
Federated Hermes Government Obligations Fund, Institutional Class, 2.90%(b)	1,155,156	$1,155,156
TOTAL MONEY MARKET FUNDS
(COST $1,155,156)		1,155,156
TOTAL INVESTMENTS — (103.61%)
(COST $7,511,385)		12,039,508
LIABILITIES IN EXCESS OF OTHER ASSETS (-3.61%)		(419,636)
NET ASSETS — 100.00%		$11,619,872

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of October 31, 2022.

ADR — American Depositary Receipt

REIT— Real Estate Investment Trust

See accompanying notes to financial statements.

ANNUAL REPORT 2022

STATEMENTS OF ASSETS AND LIABILITIES – October 31, 2022

	Commonwealth				Commonwealth
	Australia/New		Commonwealth	Commonwealth	Real Estate
	Zealand Fund	Africa Fund	Japan Fund	Global Fund	Securities Fund
ASSETS
Investments in securities at fair value (cost $7,818,798, $3,229,349, $3,664,707, $8,094,557 and $7,511,385)	$12,284,525	$2,833,455	$4,590,973	$14,539,506	$12,039,508
Foreign currencies, at value (cost $617,030, $21,294, $25,844, $– and $–)	631,045	21,081	25,712	—	—
Receivable for fund shares sold	5,088	31	—	100	—
Receivable for investments sold	138,724	—	—	795,616	108,987
Receivable from Advisor	—	5,931	6,032	—	—
Dividends receivable	42,671	821	29,573	6,711	22,081
Tax reclaims receivable	—	3,051	900	21,067	—
Prepaid expenses	26,877	8,137	14,672	25,452	22,126
Total Assets	13,128,930	2,872,507	4,667,862	15,388,452	12,192,702
LIABILITIES
Payable for fund shares redeemed	5,406	694	525	8,523	9,275
Payable for investments purchased	93,384	—	—	503,857	520,140
Payable to Advisor	8,054	—	—	9,038	7,124
Distribution (12b-1) fees accrued	3,917	869	2,084	906	3,078
Payable to Administrator	7,095	2,509	3,346	7,912	6,472
Payable to trustees	5,653	1,279	2,078	6,431	5,058
Other accrued expenses	29,035	10,146	14,243	27,087	21,683
Total Liabilities	152,544	15,497	22,276	563,754	572,830
NET ASSETS	$12,976,386	$2,857,010	$4,645,586	$14,824,698	$11,619,872
NET ASSETS CONSIST OF:
Paid-in capital	8,460,539	3,897,733	3,911,138	8,310,015	7,181,638
Accumulated earnings (deficit)	4,515,847	(1,040,723)	734,448	6,514,683	4,438,234
NET ASSETS	$12,976,386	$2,857,010	$4,645,586	$14,824,698	$11,619,872
Shares outstanding (unlimited number of shares authorized)	1,143,885	401,435	1,534,132	879,381	657,149
Net asset value, offering and redemption price per share(a)	$11.34	$7.12	$3.03	$16.86	$17.68

(a)	Subject to certain exceptions, a 2% redemption fee is imposed upon shares redeemed within 14 calendar days of their purchase. See Note 3 in the Notes to Financial Statements. Par value $0.01, unlimited shares authorized.

See accompanying notes to financial statements.

ANNUAL REPORT 2022

STATEMENTS OF OPERATIONS – For the year ended October 31, 2022

	Commonwealth				Commonwealth
	Australia/New		Commonwealth	Commonwealth	Real Estate
	Zealand Fund	Africa Fund	Japan Fund	Global Fund	Securities Fund
INVESTMENT INCOME
Dividend income (net of foreign taxes withheld of $74,004, $25,962, $15,299, $19,747 and $8,202)	$405,569	$128,996	$93,810	$348,404	$290,810
Total investment income	405,569	128,996	93,810	348,404	290,810
EXPENSES
Investment Advisor	121,466	24,098	42,180	127,542	102,425
Administration	74,811	15,053	26,006	78,790	63,339
Distribution (12b-1)	40,489	8,033	14,060	42,514	34,142
Legal	29,477	5,734	10,162	30,691	24,920
Registration	23,851	23,563	23,502	22,397	23,320
Trustee	23,576	5,042	8,145	25,170	20,068
Audit and tax preparation	21,505	4,551	7,637	22,454	18,206
Insurance	17,886	2,744	5,965	17,475	13,431
Transfer agent	14,000	14,000	14,000	14,000	14,000
Chief Compliance Officer	10,511	2,141	3,638	11,041	8,919
Custodian	9,874	3,353	4,265	5,769	4,856
Pricing	6,515	6,429	7,739	919	1,151
Printing	6,472	2,641	3,356	5,345	4,810
Interest expense	173	—	—	70	196
Miscellaneous	20,443	19,653	19,415	19,708	18,730
Total expenses	421,049	137,035	190,070	423,885	352,513
Fees contractually waived and expenses reimbursed by Advisor	—	(80,809)	(91,747)	—	—
Net operating expenses	421,049	56,226	98,323	423,885	352,513
Net investment income (loss)	(15,480)	72,770	(4,513)	(75,481)	(61,703)
NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment securities transactions	73,802	(105,309)	(74,072)	222,857	70,470
Foreign currency transactions	(63,049)	(10,527)	(11,657)	(20)	(186)
Total net realized gain (loss)	10,753	(115,836)	(85,729)	222,837	70,284
Net change in unrealized appreciation (depreciation) on:
Investment securities	(5,678,443)	(462,258)	(1,803,034)	(3,863,427)	(3,438,719)
Foreign currency translations	2,672	(319)	(749)	—	—
Purchased option contracts	—	—	—	(111,459)	—
Total net change in unrealized appreciation (depreciation)	(5,675,771)	(462,577)	(1,803,783)	(3,974,886)	(3,438,719)
Net realized and change in unrealized loss on investments	(5,665,018)	(578,413)	(1,889,512)	(3,752,049)	(3,368,435)
Net decrease in net assets resulting from operations	$(5,680,498)	$(505,643)	$(1,894,025)	$(3,827,530)	$(3,430,138)

See accompanying notes to financial statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

ANNUAL REPORT 2022

STATEMENTS OF CHANGES IN NET ASSETS

	Commonwealth
	Australia/New Zealand Fund		Africa Fund
	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended
	October 31, 2022	October 31, 2021	October 31, 2022	October 31, 2021
INCREASE (DECREASE) IN NET ASSETS DUE TO:
OPERATIONS:
Net investment income (loss)	$(15,480)	$(65,736)	$72,770	$44,374
Net realized gain (loss) from investment securities and foreign currency transactions	10,753	1,463,312	(115,836)	29,538
Net change in unrealized appreciation (depreciation) from investment securities, foreign currency translations and purchased options contracts	(5,675,771)	3,638,985	(462,577)	789,577
Change in net assets resulting from operations	(5,680,498)	5,036,561	(505,643)	863,489
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Earnings	(1,185,183)	(19,585)	(56,372)	(62,447)
CAPITAL TRANSACTIONS:
Proceeds from shares sold	954,305	1,820,367	765,272	425,911
Reinvestment of distributions	1,163,054	19,347	56,232	62,323
Amount paid for shares redeemed	(2,392,940)	(1,951,539)	(356,896)	(362,430)
Redemption fees	—	14	3	11
Change in net assets resulting from capital transactions	(275,581)	(111,811)	464,611	125,815
Net Increase (Decrease) in Net Assets	(7,141,262)	4,905,165	(97,404)	926,857
NET ASSETS:
Beginning of year	20,117,648	15,212,483	2,954,414	2,027,557
End of year	$12,976,386	$20,117,648	$2,857,010	$2,954,414
SHARE TRANSACTIONS:
Shares sold	67,401	117,541	85,278	52,896
Shares issued in reinvestment of distributions	78,691	1,281	6,833	8,233
Shares redeemed	(173,605)	(124,677)	(42,594)	(44,647)
Change in shares outstanding	(27,513)	(5,855)	49,517	16,482

See accompanying notes to financial statements.

ANNUAL REPORT 2022

STATEMENTS OF CHANGES IN NET ASSETS

Commonwealth		Commonwealth		Commonwealth
Japan Fund		Global Fund		Real Estate Securities Fund
For the Year	For the Year	For the Year	For the Year	For the Year	For the Year
Ended	Ended	Ended	Ended	Ended	Ended
October 31, 2022	October 31, 2021	October 31, 2022	October 31, 2021	October 31, 2022	October 31, 2021

$(4,513)	$(35,585)	$(75,481)	$(102,045)	$(61,703)	$(89,565)
(85,729)	356,706	222,837	863,511	70,284	396,451

(1,803,783)	267,608	(3,974,886)	3,925,242	(3,438,719)	4,154,766
(1,894,025)	588,729	(3,827,530)	4,686,708	(3,430,138)	4,461,652

(274,869)	—	—	—	(107,704)	—

991,421	808,312	222,457	124,157	5,093,542	211,966
274,316	—	—	—	107,565	—
(1,183,425)	(997,817)	(1,212,634)	(765,546)	(5,096,755)	(411,255)
—	—	—	—	598	—
82,312	(189,505)	(990,177)	(641,389)	104,950	(199,289)
(2,086,582)	399,224	(4,817,707)	4,045,319	(3,432,892)	4,262,363

6,732,168	6,332,944	19,642,405	15,597,086	15,052,764	10,790,401
$4,645,586	$6,732,168	$14,824,698	$19,642,405	$11,619,872	$15,052,764

258,745	177,233	11,502	6,172	216,665	10,510
66,260	—	—	—	4,709	—
(318,457)	(221,155)	(62,179)	(38,887)	(231,056)	(20,318)
6,548	(43,922)	(50,677)	(32,715)	(9,682)	(9,808)

See accompanying notes to financial statements.

ANNUAL REPORT 2022

FINANCIAL HIGHLIGHTS
Commonwealth Australia/New Zealand Fund

Selected data for a share outstanding during each of the years indicated:

	For the Year	For the Year	For the Year		For the Year	For the Year
	Ended	Ended	Ended		Ended	Ended
	October 31,	October 31,	October 31,		October 31,	October 31,
	2022	2021	2020(a)		2019	2018

Net asset value, beginning of year	$17.17	$12.92	$13.33		$12.85	$13.13
Change in net assets from operations:
Net investment income (loss)	(0.01)	(0.05)	0.01		0.10	0.12
Net realized and unrealized gain (loss) from investments	(4.79)	4.32	0.41		0.68	(0.32)
Total from investment activities	(4.80)	4.27	0.42		0.78	(0.20)
Distributions:
Net investment income	(0.02)	(0.02)	(0.07)		(0.08)	(0.08)
Net realized gains	(1.01)	—	(0.76)		(0.22)	—
Total distributions	(1.03)	(0.02)	(0.83)		(0.30)	(0.08)
Redemption fees	—	— (b)	—		—	— (b)
Net asset value, end of year	$11.34	$17.17	$12.92		$13.33	$12.85
Total Return	(29.37)%	33.04%	3.05%		6.45%	(1.55)%
Net assets, at end of year (000 omitted)	$12,976	$20,118	$15,212		$16,266	$18,167
Ratios and Supplemental Data:
Ratio of net expenses to average net assets	2.60%	2.41%	2.60	% (c)	2.69%	2.41%
Ratio of gross expenses before waivers and/or reimbursements	2.60%	2.41%	2.70%		2.69%	2.41%
Ratio of net investment income (loss) to average net assets	(0.10)%	(0.35)%	0.03%		0.75%	0.82%
Portfolio turnover rate	8%	20%	4%		6%	14%

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(b)	Rounds to less than $0.005 per share.

(c)	The ratio of net expenses include $13,438 in voluntary advisory waivers representing (0.10)%. For the period from May 12, 2020 to October 31, 2020, the Advisor voluntarily agreed to waive 0.20% of the Management Fee for the Fund. This voluntary waiver is not subject to recoupment.

See accompanying notes to financial statements.

ANNUAL REPORT 2022

FINANCIAL HIGHLIGHTS
Africa Fund

Selected data for a share outstanding during each of the years indicated:

	For the Year	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended	Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2022	2021	2020	2019	2018

Net asset value, beginning of year	$8.40	$6.04	$7.88	$7.95	$9.00
Change in net assets from operations:
Net investment income	0.20	0.13	0.04	0.26	0.04
Net realized and unrealized gain (loss) from investments	(1.32)	2.41	(1.66)	(0.29)	(1.05)
Total from investment activities	(1.12)	2.54	(1.62)	(0.03)	(1.01)
Distributions:
Net investment income	(0.16)	(0.18)	(0.22)	(0.04)	(0.04)
Total distributions	(0.16)	(0.18)	(0.22)	(0.04)	(0.04)
Redemption fees	— (a)	— (a)	— (a)	—	— (a)
Net asset value, end of year	$7.12	$8.40	$6.04	$7.88	$7.95
Total Return	(13.59)%	42.38%	(21.30)%	(0.36)%	(11.30)%
Net assets, at end of year (000 omitted)	$2,857	$2,954	$2,028	$2,632	$2,771
Ratios and Supplemental Data:
Ratio of net expenses to average net assets	1.75%	1.75%	1.75%	1.75%	1.75%
Ratio of gross expenses before waivers and/or reimbursements	4.27%	4.32%	5.04%	4.35%	2.99%
Ratio of net investment income to average net assets	2.27%	1.56%	0.69%	3.14%	0.47%
Portfolio turnover rate	3%	11%	9%	5%	4%

(a)	Rounds to less than $0.005 per share.

See accompanying notes to financial statements.

ANNUAL REPORT 2022

FINANCIAL HIGHLIGHTS
Commonwealth Japan Fund

Selected data for a share outstanding during each of the years indicated:

	For the Year	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended	Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2022	2021	2020	2019	2018

Net asset value, beginning of year	$4.41	$4.03	$4.12	$3.66	$3.82
Change in net assets from operations:
Net investment loss	(0.01)	(0.02)	(0.01)	(0.01)	(0.01)
Net realized and unrealized gain (loss) from investments	(1.20)	0.40	(0.08)	0.47	(0.15)
Total from investment activities	(1.21)	0.38	(0.09)	0.46	(0.16)
Distributions:
Net investment income	(0.04)	—	—	—	—
Net realized gains	(0.13)	—	—	—	—
Total distributions	(0.17)	—	—	—	—
Redemption fees	—	—	—	— (a)	— (a)
Net asset value, end of year	$3.03	$4.41	$4.03	$4.12	$3.66
Total Return	(28.39)%	9.43%	(2.18)%	12.57%	(4.19)%
Net assets, at end of year (000 omitted)	$4,646	$6,732	$6,333	$6,492	$5,780
Ratios and Supplemental Data:
Ratio of net expenses to average net assets	1.75%	1.75%	1.75%	1.75%	1.75%
Ratio of gross expenses before waivers and/or reimbursements	3.38%	3.01%	3.29%	3.24%	2.66%
Ratio of net investment loss to average net assets	(0.08)%	(0.51)%	(0.34)%	(0.25)%	(0.40)%
Portfolio turnover rate	8%	15%	15%	10%	1%

(a)	Rounds to less than $0.005 per share.

See accompanying notes to financial statements.

ANNUAL REPORT 2022

FINANCIAL HIGHLIGHTS
Commonwealth Global Fund

Selected data for a share outstanding during each of the years indicated:

	For the Year	For the Year	For the Year		For the Year	For the Year
	Ended	Ended	Ended		Ended	Ended
	October 31,	October 31,	October 31,		October 31,	October 31,
	2022	2021	2020		2019	2018

Net asset value, beginning of year	$21.12	$16.20	$15.84		$14.75	$15.33
Change in net assets from operations:
Net investment loss	(0.09)	(0.11)	(0.08)		(0.02)	(0.07)
Net realized and unrealized gain (loss) from investments	(4.17)	5.03	0.44		1.13	(0.51)
Total from investment activities	(4.26)	4.92	0.36		1.11	(0.58)
Distributions:
Net realized gains	—	—	—		(0.02)	—
Total distributions	—	—	—		(0.02)	—
Redemption fees	—	—	—	(a)	—	—
Net asset value, end of year	$16.86	$21.12	$16.20		$15.84	$14.75
Total Return	(20.17)%	30.37%	2.27%		7.57%	(3.78)%
Net assets, at end of year (000 omitted)	$14,825	$19,642	$15,597		$15,993	$15,160
Ratios and Supplemental Data:
Ratio of net expenses to average net assets	2.49%	2.33%	2.47	% (b)	2.52%	2.39%
Ratio of gross expenses before waivers and/or reimbursements	2.49%	2.33%	2.56%		2.52%	2.39%
Ratio of net investment loss to average net assets	(0.44)%	(0.54)%	(0.49)%		(0.15)%	(0.45)%
Portfolio turnover rate	7%	6%	8%		8%	6%

(a)	Rounds to less than $0.005 per share.

(b)	The ratio of net expenses include $14,458 in voluntary advisory waivers representing (0.09)%. For the period from May 12, 2020 to October 31, 2020, the Advisor voluntarily agreed to waive 0.20% of the Management Fee for the Fund. This voluntarily waiver is not subject to recoupment.

See accompanying notes to financial statements.

ANNUAL REPORT 2022

FINANCIAL HIGHLIGHTS
Commonwealth Real Estate Securities Fund

Selected data for a share outstanding during each of the years indicated:

	For the Year	For the Year	For the Year		For the Year	For the Year
	Ended	Ended	Ended		Ended	Ended
	October 31,	October 31,	October 31,		October 31,	October 31,
	2022	2021	2020		2019	2018

Net asset value, beginning of year	$22.57	$15.95	$18.16		$15.35	$16.68
Change in net assets from operations:
Net investment income (loss)	(0.10)	(0.14)	(0.04)		0.05	0.02
Net realized and unrealized gain (loss) from investments	(4.63)	6.76	(2.01)		2.87	(1.29)
Total from investment activities	(4.73)	6.62	(2.05)		2.92	(1.27)
Distributions:
Net investment income	—	—	(0.07)		(0.04)	—
Net realized gains	(0.16)	—	(0.09)		(0.07)	(0.06)
Total distributions	(0.16)	—	(0.16)		(0.11)	(0.06)
Redemption fees	— (a)	—	—	(a)	—	—
Net asset value, end of year	$17.68	$22.57	$15.95		$18.16	$15.35
Total Return	(21.11)%	41.50%	(11.42)%		19.17%	(7.66)%
Net assets, at end of year (000 omitted)	$11,620	$15,053	$10,790		$12,514	$10,696
Ratios and Supplemental Data:
Ratio of net expenses to average net assets	2.58%	2.44%	2.63	% (b)	2.61%	2.48%
Ratio of gross expenses before waivers and/or reimbursements	2.58%	2.44%	2.72%		2.61%	2.48%
Ratio of net investment income (loss) to average net assets	(0.45)%	(0.66)%	(0.22)%		0.28%	0.12%
Portfolio turnover rate	34%	9%	11%		11%	20%

(a)	Rounds to less than $0.005 per share.

(b)	The ratio of net expenses include $10,164 in voluntary waivers representing (0.09)%. For the period from May 12, 2020 to October 31, 2020, the Advisor voluntarily agreed to waive 0.20% of the Management Fee for the Fund. This voluntarily waiver is not subject to recoupment.

See accompanying notes to financial statements.

ANNUAL REPORT 2022

NOTES TO FINANCIAL STATEMENTS – October 31, 2022

Note 1 − Organization

Commonwealth International Series Trust (the ’‘Trust’’) was organized as a Massachusetts business trust on May 2, 1986, and is registered under the Investment Company Act of 1940, as amended (the ’’1940 Act’’), as an open-end management investment company. The Trust currently consists of five diversified series: the Commonwealth Australia/New Zealand Fund (the ’‘Australia/New Zealand Fund’’), the Africa Fund, the Commonwealth Japan Fund (the ’‘Japan Fund’’), the Commonwealth Global Fund (the ’‘Global Fund’’) and the Commonwealth Real Estate Securities Fund (the ’‘Real Estate Securities Fund’’) (each a ’‘Fund’’ and collectively the ’‘Funds’’).

Note 2 − Investment Objectives

Each Fund’s investment objective is to provide long-term capital appreciation and current income. Under normal market conditions, each Fund (other than the Global Fund) invests at least 80% of its assets in the country or asset class specified in its name (i.e., Australia/New Zealand, Africa, Japan or Real Estate).

Note 3 − Significant Accounting Policies

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

A) Valuation of Securities − Each Fund’s assets and liabilities are valued normally on the basis of market quotations or official closing prices or, if there is no recent last sales price available, reference is made to the last mean quotation in the principal market in which the securities are normally traded. Equity securities that are traded on the NASDAQ National Market System, for which quotations are readily available, are valued at the official closing price. Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price. Debt securities are priced either by using a market quotation or an independent pricing service. The pricing service may use one or more pricing models. Investments in open-end investment companies are valued at net asset value. In the event that market quotations are not readily available or are considered unreliable due to market or other events, securities are valued in good faith by FCA Corp (the “Advisor”) as “valuation designee” under the oversight of the Board of Trustees (the “Board”). Fair value prices are generally provided by an independent fair value pricing service. The Funds have instituted a policy whereby the value of certain equity securities listed or traded on foreign security exchanges may be valued by an independent fair value pricing service on any day when certain conditions are met (trigger). The Australia/New Zealand Fund, Africa Fund and Japan Fund have retained an independent fair value pricing service to assist in the fair valuing of these foreign securities. The service utilizes statistical data based on historical performance of securities, markets, and other data in developing factors used to estimate a fair value. For the Australia/New Zealand Fund and Japan Fund, the trigger is based on a comparison between the S&P 500® Futures Index at the time of Tokyo market close to the S&P 500® Futures Index at the time of the New York market close. For the Africa Fund, the trigger is based on a comparison between the S&P 500® Futures Index at the time of London market close to the S&P 500® Futures Index at the time of the New York market close.

B) Fair Value Measurements − The Funds’ investments have been categorized by tiers dependent upon the various ’‘inputs’’ used to determine the fair value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

ANNUAL REPORT 2022

NOTES TO FINANCIAL STATEMENTS – October 31, 2022 – (Continued)

●	Level 1 − unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●	Level 2 − other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

●	Level 3 − significant unobservable inputs (including management’s own assumptions in determining the fair value of investments)

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows:

Common stocks, preferred stocks and exchange-traded funds - Securities traded on a national exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. Investments in other open-end registered investment companies, including money market funds, are valued at net asset value. To the extent these securities are actively traded and valuation adjustments are not applied, they are generally categorized in Level 1 of the fair value hierarchy. Securities traded on inactive markets, valued by reference to similar instruments or whose inputs are observable and timely would be categorized in Level 2 of the fair value hierarchy.

Corporate and Sovereign Bonds - The fair value of corporate bonds may be estimated using recently executed transactions, market price quotations (where observable), bond spreads, and/or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Domestically held corporate bonds are generally categorized in Level 2 of the fair value hierarchy; in instances where prices, spreads, or any of the other aforementioned key inputs are unobservable, they would be categorized in Level 3 of the fair value hierarchy.

Written/Purchased Options - Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are generally categorized in Level 1 of the fair value hierarchy. If there is no reported close price on the valuation date, long positions are valued at the most recent bid price and short positions are valued at the most recent ask price. In this instance, the securities would generally be categorized as Level 2.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of October 31, 2022:

	Australia/New Zealand Fund
	Level 1	Level 2	Level 3	Total
Security Type
Common Stocks(a)	$—	$12,188,979	$—	$12,188,979
Money Market Funds	95,546	—	—	95,546
Total	$95,546	$12,188,979	$—	$12,284,525

ANNUAL REPORT 2022

NOTES TO FINANCIAL STATEMENTS – October 31, 2022 – (Continued)

	Africa Fund
	Level 1	Level 2	Level 3	Total
Security Type
Common Stocks(a)	$2,529,531	$114,548	$—	$2,644,079
Exchange-Traded Funds	81,695	—	—	81,695
Money Market Funds	107,681	—	—	107,681
Total	$2,718,907	$114,548	$—	$2,833,455

	Japan Fund
	Level 1	Level 2	Level 3	Total
Security Type
Common Stocks(a)	$102,672	$4,474,778	$—	$4,577,450
Money Market Funds	13,523	—	—	13,523
Total	$116,195	$4,474,778	$—	$4,590,973

	Global Fund
	Level 1	Level 2	Level 3	Total
Security Type
Common Stocks(a)	$14,055,020	$305,460	$—	$14,360,480
Money Market Funds	179,026	—	—	179,026
Total	$14,234,046	$305,460	$—	$14,539,506

	Real Estate Securities Fund
	Level 1	Level 2	Level 3	Total
Security Type
Common Stocks(a)	$10,661,491	$222,861	$—	$10,884,352
Money Market Funds	1,155,156	—	—	1,155,156
Total	$11,816,647	$222,861	$—	$12,039,508

(a)	For a detailed breakout by industry or country, please refer to the Schedules of Investments.

The Funds did not hold any investments at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

C) Currency Translation − For purposes of determining each Fund’s net asset value, all assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the prevailing market rate on each U.S. business day. The cost of securities is determined by using an exchange rate provided by an independent third party. Income is translated at approximate rates prevailing when accrued. The Funds do not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in the market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

D) Allocations of Expenses − Expenses directly attributable to a Fund are charged directly to that Fund, while expenses which are attributable to more than one Fund, or the Trust, are allocated among the respective Funds based upon relative net assets or some other reasonable method.

ANNUAL REPORT 2022

NOTES TO FINANCIAL STATEMENTS – October 31, 2022 – (Continued)

E)  Accounting for Investments − Security transactions are accounted for on the trade date for financial reporting purposes. Realized gains and losses on security transactions are based on the identified cost basis for both financial statement and Federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date or as soon as known if after the ex-dividend date. Dividend income from real estate investment trusts (REITs) and distributions from limited partnerships are recognized on the ex-date and included in dividend income. The calendar year-end classification of distributions received from REITs, which may include return of capital, during the fiscal year are reported subsequent to year end; accordingly, the Funds estimate the character of REIT distributions based on the most recent information available. Income or loss from limited partnerships is reclassified among the components of net assets upon receipt of K-1’s. Discounts and premiums on bonds purchased are amortized over the life of the bonds (which may include maturity or call date). Interest income and estimated expenses are accrued daily. Non-cash income, if any, is recorded at the fair market value of the securities received.

F) Federal Income Taxes − It is each Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all investment company taxable income and net capital gain to shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income tax provision is required.

Dividends or interest on foreign securities may be subject to the withholding of the country of domicile’s income tax by tax treaty provisions or otherwise. Generally, there are no foreign taxes applicable to the Funds’ capital gains realized on foreign securities in their country of domicile.

The Trust has evaluated tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether it is more-likely-than not (i.e., greater than 50-percent chance) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Tax positions taken in tax years remain subject to examination by tax authorities (generally three years plus the interim tax period since then for federal income tax purposes). The determination has been made that there are not any uncertain tax positions that would require the Funds to record a tax liability and, therefore, there is no impact to the Funds’ financial statements.

G) Distributions to Shareholders − The Funds distribute net investment income, if any, and net realized gains (net of any capital loss carryforwards) annually. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currency transactions and deferrals of certain losses.

H) Redemption Fees − Redemption fees are applicable to certain redemptions of shares within fourteen calendar days of purchase. The redemption fee is imposed to discourage abusive trading activity, which can have disruptive effects on the Funds’ portfolio management and can increase the Funds’ expenses. The redemption fees are intended to offset, at least partially, portfolio transaction and administrative costs associated with short-term trading. The shareholder will be charged a fee equal to 2.00% of the amount redeemed and will be charged when shares are sold, exchanged or involuntarily redeemed. In determining

ANNUAL REPORT 2022

NOTES TO FINANCIAL STATEMENTS – October 31, 2022 – (Continued)

the applicability of the redemption fee, shares held for the longest period of time will be treated as being sold first and shares held for the shortest period of time as being sold last. For the fiscal year ended October 31, 2022, the Africa Fund and Real Estate Fund had contributions to capital due to redemption fees in the amount of $3 and $598, respectively.

I) Option Accounting Principles − A Fund may purchase or write put or call options on futures contracts, individual securities, currencies or stock indices to hedge against fluctuations in securities prices and currency exchange rates and to adjust its risk exposure relative to the benchmark. The Fund may use these derivatives for any purpose consistent with its investment objective, such as hedging, obtaining market exposure, and generating premium income.

When a Fund writes an option, the premium received is recorded as a liability. Each day the option contract liability is valued in accordance with the procedures for security valuation discussed previously. When an offsetting option is purchased (a closing transaction) or the option contract expires, the Fund realizes a gain or loss and the liability related to such option contract is eliminated. When a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premiums originally received.

When a Fund purchases an option, the premium paid is recorded as an asset. Each day, the option contract is valued in accordance with the procedures for security valuation discussed previously. When an offsetting option is written (a closing transaction) or the option contract expires, the Fund realizes a gain or loss and the asset representing such option contract is eliminated. When a call option is exercised, the Fund purchases the underlying security and the cost basis of such purchase is increased by the premium originally paid.

J) Forward Currency Contracts − Forward currency transactions may be undertaken to hedge against possible variations in the foreign exchange rates between the U.S. dollar and foreign currencies. A forward currency contract is an agreement between two parties to buy or sell a currency at a set price on a future date. Forward contracts are marked-to-market daily and the change in the market value is recorded by the Fund as an unrealized gain or loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Funds could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably. Other risks of forward currency transactions include failing to achieve expected benefit, markets moving in a direction that the Funds did not expect, a Fund’s ability to close out its position in the hedging instrument, and political and social unrest and the possibility of negative governmental actions. During and as of the fiscal year ended October 31, 2022, the Funds held no foreign currency contracts.

K) Use of Estimates − The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and these differences could be material.

Note 4 − Related Party Transactions and Other Arrangements

A) Investment Advisor − The Trust, on behalf of each Fund, has retained FCA Corp as the Funds’ investment advisor. Under each Fund’s Investment Advisory Agreement, the Advisor is paid a fee (the “Management Fee”), calculated daily and payable monthly, equal to an annual rate of 0.75% of the average net assets of each Fund.

ANNUAL REPORT 2022

NOTES TO FINANCIAL STATEMENTS – October 31, 2022 – (Continued)

The Advisor entered into an expense limitation agreement through February 28, 2023, under which it has agreed to limit the total expenses of the Africa Fund and the Japan Fund (exclusive of interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, extraordinary expenses and dividend expense on short sales) to an annual rate of 1.50% and 1.50% of the average daily net assets of the Africa Fund and the Japan Fund, respectively. The Advisor may not terminate this arrangement prior to February 28, 2023, unless the investment advisory agreement is terminated. The Africa Fund and the Japan Fund each have agreed to repay the Advisor for amounts waived by the Advisor pursuant to the fee waiver agreement to the extent that such repayment occurs within three fiscal years of the date of any such waiver and such repayment does not cause the Africa Fund or the Japan Fund to exceed the expense limitation in place at the time the fee was waived. As of October 31, 2022, the Advisor may seek repayment of investment advisory fee waivers and expense reimbursements in the amounts as follows:

Recoverable Through	Africa Fund	Japan Fund
October 31, 2023	$72,334	$94,164
October 31, 2024	72,998	88,264
October 31, 2025	80,809	91,747

Certain officers of the Trust are also officers of the Advisor.

B) Administration, Fund Accounting and Transfer Agent – Ultimus Fund Solutions, LLC (the “Administrator”) serves as the administrator, transfer agent and fund accountant to the Funds. For these services, the Administrator receives fees computed at an annual rate of the daily net assets of the Funds, subject to a minimum annual contractual fee. Certain officers of the Trust are also employees of the Administrator, but are paid no fees directly by the Funds for serving as an officer of the Trust.

C) Distribution – Ultimus Fund Distributors, LLC (the “Distributor”), an affiliate of the Administrator, serves as the principal underwriter for the shares of each Fund of the Trust and receives an annual contractual fee.

Each Fund has adopted a Service and Distribution Plan (each a “Plan”) pursuant to Rule 12b-1 under the Act, whereby up to 0.35% of the Funds’ assets may be used to reimburse the Distributor for costs and expenses incurred in connection with the distribution and marketing of shares of the Funds and the servicing of the Funds’ shareholders. Distribution and marketing expenses include, among other things, printing of prospectuses, marketing literature, and costs of personnel involved with the promotion and distribution of the Funds’ shares. These amounts are disclosed on the Statements of Operations under Distribution (12b-1) fees. While the plans permit each Fund to pay up to 0.35% of its average daily net assets to reimburse for certain expenses in connection with the distribution of its shares, the Board has currently authorized each Fund to pay out only 0.25% under its Plan. If the Board’s intention changes on this matter, the Funds will amend or supplement their prospectus. Out of the foregoing amount, each Fund is permitted to pay up to an aggregate of 0.25% of its average daily net assets to reimburse for certain shareholder services.

D) Legal Counsel − Practus, LLP serves as legal counsel to the Trust. John H. Lively, Secretary of the Trust, is the managing partner of Practus, LLP, but he receives no special compensation from the Trust or the Funds for serving as an officer of the Trust.

ANNUAL REPORT 2022

NOTES TO FINANCIAL STATEMENTS – October 31, 2022 – (Continued)

Note 5 − Purchases and Sales of Securities

Purchases and sales of investment securities (excluding short-term securities) by the Funds for the fiscal year ended October 31, 2022, were as follows:

	Purchases	Sales
Australia/New Zealand Fund	$1,223,187	$2,331,513
Africa Fund	566,379	93,630
Japan Fund	702,946	448,242
Global Fund	1,150,349	2,682,938
Real Estate Securities Fund	4,396,219	4,805,475

There were no purchases or sales of long-term U.S. government obligations during the fiscal year ended October 31, 2022.

Note 6 − Financial Instruments with Off-Balance Sheet Risk

In the ordinary course of trading activities, certain of the Funds may trade and hold certain derivative contracts. Such contracts include forward currency contracts, where the Funds would be obligated to buy currency at specified prices, and written put and call options, where the Funds would be obligated to purchase or sell securities at specified prices (i.e., the options are exercised by the counterparties). The maximum payout for the put option contracts is limited to the number of contracts written and the related strike prices, respectively. The maximum payout for uncovered written call option contracts is limited only by how high the underlying rises above the strike price. Maximum payout amounts could be offset by the subsequent sale, if any, of assets obtained via the execution of a payout event.

These financial instruments contain varying degrees of off-balance sheet risk whereby changes in the market value of securities underlying the financial instruments may be in excess of the amounts recognized in the Statements of Assets and Liabilities. A Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, each Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. A call option gives the holder the right to buy the underlying stock from the writer at a specified price within a fixed period of time. Therefore, the securities held by the Fund against which options are written may not be traded and are held in escrow by the custodian. In the ordinary course of trading activities, certain of the Funds trade and hold certain fair-valued derivative contracts. Such contracts include forward currency contracts, where the Funds would be obligated to buy currency at specified prices, and written put and call options, where the Funds would be obligated to purchase or sell securities at specified prices (i.e., the options are exercised by the counterparties). The maximum payout for the put option contracts is limited to the number of contracts written and the related strike prices, respectively. The maximum payout for uncovered written call option contracts is limited only by how high the underlying security price rises above the strike price. Maximum payout amounts could be offset by the subsequent sale, if any, of assets obtained via the execution of a payout event.

ANNUAL REPORT 2022

NOTES TO FINANCIAL STATEMENTS – October 31, 2022 – (Continued)

Note 7 − Derivatives

The Funds’ use of derivatives for the fiscal year ended October 31, 2022, was limited to purchased options. Following is a summary of how these derivatives are treated in the financial statements and their impact on the Funds.

Statements of Operations

Change in
Unrealized
Location of Gain (Loss) on Derivatives Recognized	Gain (Loss)
Global Fund
Net change in unrealized appreciation (depreciation) on purchased option contracts	$(111,459)

Balance Sheet Offsetting Information − During the ordinary course of business, the Funds may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows a Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreement. Generally, a Fund manages its cash collateral and securities collateral on a counterparty basis. As of October 31, 2022, the Funds were not invested in any portfolio securities or derivatives that could be netted subject to netting arrangements.

The following summarizes the average ending monthly market value of derivatives outstanding during the fiscal year ended October 31, 2022:

		Average
Fund	Derivative	Market Value
Global Fund	Purchased options	$23,935

Note 8 – Tax Matters

At October 31, 2022, the gross unrealized appreciation (depreciation) on investments, foreign currency translations, options written and cost of securities on a tax basis for federal income tax purposes were as follows:

	Australia/New				Real Estate
	Zealand Fund	Africa Fund	Japan Fund	Global Fund	Securities Fund
Gross unrealized appreciation	$5,493,755	$366,090	$1,222,954	$6,467,315	$4,670,493
Gross unrealized depreciation	(1,031,122)	(764,126)	(360,274)	(22,366)	(148,707)
Net unrealized appreciation (depreciation) on investments	$4,462,633	$(398,036)	$862,680	$6,444,949	$4,521,786
Tax cost of investments	$7,821,892	$3,231,491	$3,728,293	$8,094,557	$7,517,722

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to wash sale loss deferrals, foreign currency translations and passive foreign investment companies (’‘PFICs’’).

ANNUAL REPORT 2022

NOTES TO FINANCIAL STATEMENTS – October 31, 2022 – (Continued)

As of October 31, 2022, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Australia/New				Real Estate
	Zealand Fund	Africa Fund	Japan Fund	Global Fund	Securities Fund
Undistributed ordinary income	$—	$22,338	$—	$—	$—
Undistributed long-term capital gains	76,761	—	—	128,807	70,448
Tax accumulated earnings	76,761	22,338	—	128,807	70,448
Accumulated capital and other losses	(37,283)	(664,311)	(126,892)	(59,073)	(154,000)
Unrealized appreciation (depreciation) on investments	4,462,633	(398,036)	862,680	6,444,949	4,521,786
Unrealized appreciation (depreciation) on foreign currency translations	13,736	(714)	(1,340)	—	—
Total accumulated earnings (deficit)	$4,515,847	$(1,040,723)	$734,448	$6,514,683	$4,438,234

The tax character of distributions paid during the tax years ended October 31, 2022 and 2021 were as follows:

	Australia/New Zealand Fund		Africa Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2022	October 31, 2021	October 31, 2022	October 31, 2021
Distributions paid from:
Ordinary income	$22,002	$19,585	$56,372	$62,447
Net long-term capital gains	1,163,181	—	—	—
Total distributions paid	$1,185,183	$19,585	$56,372	$62,447

	Japan Fund		Global Fund		Real Estate Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2022	October 31, 2021	October 31, 2022	October 31, 2021	October 31, 2022	October 31, 2021
Distributions paid from:
Ordinary income	$66,305	$—	$—	$—	$—	$—
Net long-term capital gains	208,564	—	—	—	107,704	—
Total distributions paid	$274,869	$—	$—	$—	$107,704	$—

As of October 31, 2022, the following Funds had net capital loss carryforwards which are available to offset future net capital gains, if any:

	Africa Fund		Japan Fund
	Short-Term	Long-Term	Short-Term	Long-Term
For losses expiring October 31, Non-Expiring	$15,644	$648,667	$8,345	$65,727

Capital loss carryforwards are available to offset future realized capital gains and thereby reduce further taxable gain distributions.

As of October 31, 2022, the Australia/New Zealand Fund, Japan Fund, Global Fund and Real Estate Fund had $37,283, $52,820, $50,433 and $154,000, respectively, of qualified late-year ordinary losses, which were deferred until fiscal year 2022 for tax purposes. Net late-year losses incurred after December 31 and within the taxable year are deemed to arise on the first day of the Funds’ next taxable year.

ANNUAL REPORT 2022

NOTES TO FINANCIAL STATEMENTS – October 31, 2022 – (Continued)

The Funds have recorded reclassifications in their capital accounts. These reclassifications have no impact on the net asset value of the Funds and are designed generally to present accumulated earnings (deficit) on a tax basis which is considered to be more informative to the shareholder. As of October 31, 2022, the Funds recorded the following reclassifications to increase (decrease) the capital accounts listed below:

	Australia/New				Real Estate
	Zealand Fund	Africa Fund	Japan Fund	Global Fund	Securities Fund
Paid-in capital	$(41,246)	$—	$(11,990)	$(131,718)	$(38,309)
Accumulated earnings (deficit)	41,246	—	11,990	131,718	38,309

Note 9 − Revolving Credit Agreement

The Trust has in place an Amended and Restated Revolving Credit Agreement (the “Agreement”) with its custodian, Fifth Third Bank N.A. (the “Bank”). Pursuant to the terms of the Agreement, the Bank makes available to the Trust, a line of credit facility under which the Bank may make loans to the Trust, on behalf of the Funds, from time to time. The Agreement provides a line of credit in an amount of up to $1,000,000 (the “Committed Amount”) for the Trust with respect to all of the Funds. Prior to July 31, 2022, the Agreement provided a line of credit in the amount of up to $2,000,000 for the Trust with respect to all of the Funds. The Agreement further limits the amount that any Fund may borrow subject to the requirements specified by the 1940 Act, which generally permits a fund to borrow and pledge its shares to secure such borrowing, provided, that immediately thereafter there is asset coverage of at least 300% for all borrowings by a fund from a bank. If borrowings exceed this 300% asset coverage requirement by reason of a decline in net assets of a fund, the fund will reduce its borrowings within three days to the extent necessary to comply with the 300% asset coverage requirement. The 1940 Act also permits a fund to borrow for temporary purposes only in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. The terms of the agreement include a non-refundable commitment fee annually in an amount equal to $2,000. Any principal balance outstanding bears interest at the prime rate in effect at the time plus 0% and any amounts not drawn will be assessed unused fees at the rate of 0.275%.

The average amount of borrowings for the days which the Funds borrowed and the average interest rate on those borrowings by the Funds during the fiscal year ended October 31, 2022, were as follows:

	Average Principal	Average Interest Rate
Australia/New Zealand Fund	$159,937	3.55%
Global Fund	130,103	3.25%
Real Estate Fund	435,121	3.25%

During the fiscal year ended October 31, 2022, the Australia/New Zealand Fund, Global Fund and Real Estate Fund paid $173, $70 and $196, respectively, in interest on borrowings and overdrafts. There were no borrowings outstanding under the Agreement as of October 31, 2022. The Funds only utilize the line of credit for draws greater than $50,000.

ANNUAL REPORT 2022

NOTES TO FINANCIAL STATEMENTS – October 31, 2022 – (Continued)

Note 10 − Contractual Obligations

Under the Trust’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In the normal course of business, the Funds enter into contracts that contain various representations and warranties and provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims against the Funds and is presently unknown. Currently however, the Funds expect the risk of loss to be remote.

Note 11 − Concentration of Market Risk

The Australia/New Zealand Fund has a majority of its investments in securities issued by Australian and New Zealand issuers, the Africa Fund invests primarily in securities issued by African issuers and the Japan Fund invests primarily in securities of Japanese issuers. Investing in companies from specific geographic regions, such as Australia, New Zealand, Africa or Japan, may pose additional risks inherent to a region’s economic and political situation. These events will not necessarily affect the U.S. economy or similar issuers located in the U.S. In addition, many of the investments in Australia, New Zealand, Africa or Japan are denominated in foreign currencies. As a result, changes in the values of these currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Funds’ investments. These events may happen separately from, and in response to, events that do not otherwise affect the values of the securities in the issuers’ home countries.

As of October 31, 2022, the Australia/New Zealand Fund held approximately 14% of its net assets in South Port New Zealand Ltd. Due to the large position, an increase or decrease in the value of this security may have a greater impact on the Australia/ New Zealand Fund’s net asset value and total return than if the Australia/New Zealand Fund did not focus as much in this particular security.

The Africa Fund may be exposed to additional risks by focusing its investments on issuers in African countries to which other funds invested in securities of issuers in a broader region may not be exposed. The Africa Fund is highly dependent on the state of economics of countries throughout Africa and, in particular Sub-Saharan countries. Changes in economics, tax policies, inflation rates, governmental instability, war or other political or economic factors may affect (positively or negatively) the Fund’s investments.

A large portion of investments held by the Real Estate Securities Fund are considered investments in the real estate sector of the market, which may include REITs. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass through of income and maintaining their exemption from registration under the 1940 Act. Investing in a single market sector may be riskier than investing in a variety of market sectors.

ANNUAL REPORT 2022

NOTES TO FINANCIAL STATEMENTS – October 31, 2022 – (Continued)

Note 12 − Subsequent Events

Management of the Funds has evaluated the need for disclosures resulting from subsequent events through the date these financial statements were issued.

Subsequent to October 31, 2022, income and capital gain distributions were made to the shareholders of certain Commonwealth Funds, meeting the criteria of a subsequent event. The record date of the distributions were December 15, 2022, with an ex-dividend date of December 16, 2022 and a payable date of December 19, 2022.

Fund Name	Distribution Type	Rate	Amount
Australia/New Zealand Fund	Long-Term Capital Gain	$0.0672	$76,798
Africa Fund	Income	0.0733	30,003
Global Fund	Long-Term Capital Gain	0.1470	128,817
Real Estate Securities Fund	Long-Term Capital Gain	0.1070	70,458

ANNUAL REPORT 2022

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and the Shareholders of

Commonwealth International Series Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Commonwealth Australia/New Zealand Fund, Africa Fund, Commonwealth Japan Fund, Commonwealth Global Fund, and Commonwealth Real Estate Securities Fund, each a series of shares of beneficial interest in Commonwealth International Series Trust (the “Funds”), including the schedules of investments, as of October 31, 2022, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of October 31, 2022, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian and broker. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Commonwealth International Series Trust since 1998.

Philadelphia, Pennsylvania

December 22, 2022

ANNUAL REPORT 2022

ADDITIONAL INFORMATION – October 31, 2022 (Unaudited)

Table of Shareholder Expenses

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2022, through October 31, 2022.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled ’‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period*
	5/1/22	10/31/22	5/1/22-10/31/22	5/1/22-10/31/22
Australia/New Zealand Fund	$1,000.00	$818.20	$12.74	2.78%
Africa Fund	1,000.00	809.10	7.98	1.75%
Japan Fund	1,000.00	901.80	8.39	1.75%
Global Fund	1,000.00	911.80	13.01	2.70%
Real Estate Securities Fund	1,000.00	861.20	12.67	2.70%

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), short-term redemption or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period*
	5/1/22	10/31/22	5/1/22-10/31/22	5/1/22-10/31/22
Australia/New Zealand Fund	$1,000.00	$1,011.19	$14.09	2.78%
Africa Fund	1,000.00	1,016.38	8.89	1.75%
Japan Fund	1,000.00	1,016.38	8.89	1.75%
Global Fund	1,000.00	1,011.59	13.69	2.70%
Real Estate Securities Fund	1,000.00	1,011.59	13.69	2.70%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 184 (the number of days in the most recent fiscal half-year) divided by 365 (the number of days in the fiscal year) to reflect the one-half year period.

ANNUAL REPORT 2022

ADDITIONAL INFORMATION – October 31, 2022 (Unaudited) – (Continued)

Disclosure of Portfolio Holdings

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the ’‘Commission’’) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the Commission’ website at http://www.sec.gov and on the Funds’ website at www.commonwealthfunds.com.

Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 888-345-1898, and on the Commissions website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 888-345-1898, and on the Commission’s website at http://www.sec.gov.

Additional Federal Income Tax Information

The Form 1099-DIV you receive in January 2023 will show the tax status of all distributions paid to your account in calendar year 2022. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income

The Australia/New Zealand Fund, Africa Fund and Japan Fund designates approximately 100%, 100% and 100%, respectively, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for a reduced tax rate.

Qualified Business Income

Each of the Funds designate 0% of its ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified business income.

Dividends Received Deduction

Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under the tax law. For each Funds’ calendar year 2022 ordinary income dividends, 0% qualifies for the corporate dividends received deduction.

For the year ended October 31, 2022, the Australia/New Zealand Fund, Japan Fund and Real Estate Fund designated $1,163,181, $208,564 and $107,704, respectively, as 20% long-term capital gain distributions.

ANNUAL REPORT 2022

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The Funds have adopted and implemented a written liquidity risk management program (the “Liquidity Program”) as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The Liquidity Program is reasonably designed to assess and manage each Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and liquidity of investments during both normal and reasonably foreseeable stressed conditions, including whether the investment strategy is appropriate for an open-end fund; the extent to which the strategy involves a relatively concentrated portfolio or large positions in particular issuers; its cash holdings and access to other funding sources (i.e., a line of credit); and its short and long-term cash flow projections. The Funds’ Board of Trustees approved the appointment of FCA Corp, the Funds’ investment adviser, as the administrator (the “Liquidity Administrator”) for the Liquidity Program. The Liquidity Administrator is responsible for the program’s administration and oversight and for reporting to the Board on at least an annual basis regarding the Liquidity Program’s operation and effectiveness.

In preparing its annual written report (the “Report”), the Liquidity Administrator considered the data it gathered in the twelve months ended July 31, 2022, and the overall operations of the Liquidity Program since its inception (the “Review Period”). The Report outlined the adequacy and effectiveness of the Liquidity Program during the Review Period and was reported to the Board at its meeting held on September 22, 2022. During the Review Period, none of the Funds experienced unusual stress and disruption to its operations related to purchase and redemption activity. Also, during the Review Period the Funds held adequate levels of cash, had access to lines of credit, and maintained investments in highly liquid investments in order to meet shareholder redemptions in accordance with applicable requirements. The Report concluded that (i) the Funds’ Liquidity Program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Funds’ Liquidity Program has been effectively implemented.

ANNUAL REPORT 2022

TRUSTEES AND OFFICERS – October 31, 2022 (Unaudited)

The Board of Trustees provides overall supervision of the affairs of the Funds. The Chairman of the Board of Trustees is Mr. Jack Ewing, who is not an “interested person” of the Trust, within the meaning of the 1940 Act on the basis of his non-affiliation with the Funds or the Adviser, or its affiliated entities (an “Independent Trustee”). The Board of Trustees has considered the overall leadership structure of the Trust and has established committees designed to facilitate the governance of the Trust by the Trustees generally and the Board of Trustee’s role with respect to risk oversight specifically. The committees are responsible for certain aspects of risk oversight relating to financial statements, the valuation of the Trust’s assets, and compliance matters, as is more fully described below. The Board of Trustees also has frequent interaction with the service providers and Trust’s chief compliance officer (the “CCO”) with respect to risk oversight matters. The CCO reports directly to the Board generally with respect to the CCO’s role in managing the compliance risks of the Trust. The CCO may also report directly to a particular committee of the Board of Trustees depending on the subject matter. The Trust’s principal financial officer reports to the Audit Committee of the Board of Trustees on all financial matters affecting the Trust, including risks associated with financial reporting. Through the committee structure, the Trustees also interact with other officers and service providers of the Trust to monitor risks related to the Trust’s operations. The Board of Trustees has determined that its leadership structure is appropriate based on the size of the Trust, the Board of Trustee’s current responsibilities, each Trustee’s ability to participate in the oversight of the Trust and committee transparency.

The Trustees and Executive Officers, and their principal occupations for the last five years are listed below. Each Trustee and Executive Officer acts in that capacity for each Fund of the Trust. The address of each Trustee is c/o Commonwealth International Series Trust, 791 Town & Country Blvd., Suite 250, Houston, Texas 77024. The term of office for each Trustee is until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the Funds. Because the Funds do not hold an annual meeting of Shareholders, each Trustee will hold office for an indeterminate period.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During the Past 5 years	Number of Portfolios in the Fund Complex Overseen by Trustee(1)	Other Directorships held by Trustee
Robert Scharar(2) 791 Town & Country Blvd. Suite 250 Houston, TX 77024-3925 Birth year: 1948	President, Interested Trustee	Indefinite until successor elected and qualified; since 2000.	Investment manager/Attorney/CPA; President, FCA Corp (investment Adviser), 1975 to present.	Five (5)	See Below(3)
Wesley Yuhnke 791 Town & Country Blvd. Suite 250 Houston, TX 77024-3925 Birth year: 1979	Executive Vice President	Since 2013	Portfolio manager, FCA Corp., 2002 – present.	N/A	N/A

ANNUAL REPORT 2022

TRUSTEES AND OFFICERS – October 31, 2022 (Unaudited) – (Continued)

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During the Past 5 years	Number of Portfolios in the Fund Complex Overseen by Trustee(1)	Other Directorships held by Trustee
Zachary P. Richmond 2 Easton Oval, Suite 300 Columbus, Ohio 43219 Birth year: 1980	Treasurer	Since 2015	Assistant Vice President, Associate Director of Financial Administration, Ultimus Fund Solutions, LLC, December 2015 to present.	N/A	N/A
John H. Lively 11300 Tomahawk Creek Parkway, Suite 310 Leawood, Kansas 66211 Birth year: 1969	Secretary	Since 2008	Attorney and Managing Partner, Practus, LLP (law firm), April 2018 to present; Attorney, The Law Offices of John H. Lively & Associates, Inc. (law firm) March 2010 to April 2018.	N/A	N/A
William LeVay 791 Town & Country Blvd. Suite 250 Houston, TX 77024-3925 Birth year: 1955	Chief Compliance Officer	Since 2018	Chief Compliance Officer, FCA Corp, December 2012 to present.	N/A	N/A

(1)	The “Fund Complex” consists of the Trust.

(2)	Robert Scharar is considered an “interested person” of the Funds as defined in the 1940 Act, as amended, because he is an officer of the Trust and an officer of the Trust’s investment adviser.

(3)	Mr. Scharar is also an officer, director and/or manager of the following companies: NICO Holdings, Ltd. (Malawi), NICO Capital (Malawi), Paratransit Insurance Company, Africap, LLC, First Commonwealth Holdings Corporation, First Commonwealth Mortgage Trust, Holly Mortgage Trust, subsidiary companies at some of the above, and other closely held entities.

ANNUAL REPORT 2022

TRUSTEES AND OFFICERS – October 31, 2022 (Unaudited) – (Continued)

The following table provides information regarding each Trustee who is an Independent Trustee.

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During the Past 5 years	Number of Portfolios in the Fund Complex Overseen by Trustee(1)	Other Directorships held by Trustee
John Akard, Jr. 791 Town & Country Blvd. Suite 250 Houston, TX 77024-3925 Birth year: 1966	Independent Trustee	Indefinite until successor elected and qualified; since 2000.	Attorney-CPA, Owner, John Akard Jr. P.C. (and its predecessor) (law firm), 1996 to present; Shareholder, 2014 to present, and of Counsel, 1999 to 2014, Coplen & Banks, P.C. (and its predecessor) (law firm).	Five (5)	None
Kathleen Kelly 791 Town & Country Blvd. Suite 250 Houston, TX 77024-3925 Birth year: 1952	Independent Trustee	Indefinite until successor elected and qualified; since 2000.	Honorary Consul, New Zealand Consulate, 1995 to 2014; Owner, International Protocol Advisors (consulting services), August 1992 to 2018.	Five (5)	None
Jack Ewing 791 Town & Country Blvd. Suite 250 Houston, TX 77024-3925 Birth year: 1939	Independent Trustee	Indefinite until successor elected and qualified; since 2000.	Adjunct Economics Professor, University of Houston - Downtown, 2005 to 2015.	Five (5)	None

(1)	The “Fund Complex” consists of the Trust.

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available, without charge and upon request, by calling 888-345-1898.

ANNUAL REPORT 2022

NOTICE OF PRIVACY POLICY & PRACTICES (Unaudited)

Commonwealth International Series Trust (the ’‘Trust’’) recognizes and respects the privacy expectations of our customers1. We provide this notice to you so that you will know what kinds of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with the Trust.

Collection of Customer Information

We collect nonpublic personal information about our customers from the following sources:

●	Account Applications and other forms, which may include a customer’s name, address, social security number, and information about a customer’s investment goals and risk tolerance;

●	Account History, including information about the transactions and balances in a customer’s accounts; and

●	Correspondence, including written, telephonic or electronic, between a customer and the Trust or service providers to the Trust.

Disclosure of Customer Information

We may disclose all of the consumer information outlined above to third parties who are not affiliated with the Trust:

●	as permitted by law — for example with service providers who maintain or service shareholder accounts for the Trust or to a shareholder’s broker or agent;

●	to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

Security of Customer Information

We require service providers to the Trust:

●	to maintain policies and procedures designed to assure only appropriate access to, and use of information about customers of the Trust; and

●	to maintain physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of customers of the Trust.

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former customer of the Trust.

[1]	For purposes of this notice, the terms ’‘customer’’ or ’‘customers’’ includes both individual shareholders of the Trust and individuals who provide nonpublic personal information to the Trust, but do not invest in Trust shares.

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(b) Not applicable

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. This Code is included as an Exhibit.

(b) During the period covered by the report, with respect to the Registrant’s Code that applies to its principal executive officer and principal financial officer, there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the Code definition enumerated in paragraph (b) of this Item 2.

Item 3.  Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has a least one audit committee financial expert serving on its audit committee.

(a)(2) The audit committee financial expert is John Akard, Jr., who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

The aggregate fees billed for professional services by BBD, LLP during the fiscal year 2022 and 2021 were as follows:

(a) Audit Fees for Registrant.

Fiscal year ended October 31, 2022	$62,500
Fiscal year ended October 31, 2021	$62,500

(b) Audit-Related Fees for Registrant. These fees were billed by the Registrant’s independent auditors for assurance and related services that were reasonably related to the performance of the audit of the Registrant’s financial statements.

Fiscal year ended October 31, 2022	$0
Fiscal year ended October 31, 2021	$0

(c) Tax Fees for Registrant. These fees were billed for professional services rendered by the Registrant’s independent auditors for tax compliance, tax advice and tax planning.

Fiscal year ended October 31, 2022	$10,000
Fiscal year ended October 31, 2021	$10,000

(d) All Other Fees.

Fiscal year ended October 31, 2022	$0
Fiscal year ended October 31, 2021	$0

(e) Audit Committee’s pre-approval policies and procedures.

(1)	The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the Registrant, including services provided to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant with respect to any engagement that directly relates to the operations and financial reporting of the Registrant.

(2)	None of the services described in paragraphs (b) through (d) of Item 4 were pre-approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X..

(f) None.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant Adviser

FY 2022 $ 10,000 $ 0

FY 2021 $ 10,000 $ 0

(h) Not applicable

(i) Not applicable

(j) Not applicable

Item 5.  Audit Committee of Listed Registrants.

Not applicable

Item 6.  Schedule of Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.
(b)	Not applicable

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.

None.

Item 11.  Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act. Based on their review, such officers have concluded that the disclosure controls and procedures were effective in ensuring that information required to be disclosed in this report was appropriately recorded, processed, summarized and reported within the time periods specified by the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13.  Exhibits.

(a) (1)	Code of Ethics. The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a) (2)	Certifications required pursuant to Section 30a-2(a) of the Act are attached hereto.

(a) (3)	Not applicable to open-end management investment companies.

(b)	Certifications pursuant to Section 30a-2(b) of the Act are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Commonwealth International Series Trust

By (Signature and Title)	/s/ Robert Scharar
Robert Scharar, President

Date	1/6/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Robert Scharar
Robert Scharar, President

Date	1/6/2023

By (Signature and Title)	/s/ Zachary P. Richmond
Zachary P. Richmond, Treasurer

Date	1/6/2023